$600,009,000 (Approximate)

CENTEX HOME EQUITY LOAN TRUST 2003-A

CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-A

CENTEX HOME EQUITY COMPANY, LLC

Originator & Servicer

CHEC FUNDING, LLC

Depositor

March 3, 2003

$600,009,000 (approximate) Asset-Backed Certificates, Series 2003-A

To Maturity

					Est.	Est. Prin.	Expected	Stated
					WAL	Window	Final	Final	Expected Ratings
Class(1)	Approx. Size(2)	Group	Type	Benchmark	(yrs)(3)	(mos)(3)	Maturity(3)	Maturity(4)	(S&P/Moody’s/Fitch)
AF-1	$85,250,000	I	FIX-SEQ	EDSF	1.00	1-22	Jan 2005	Oct 2017	AAA/Aaa/AAA
AF-2	$15,500,000	I	FIX-SEQ	Swaps	2.00	22-26	May 2005	Sep 2019	AAA/Aaa/AAA
AF-3	$47,400,000	I	FIX-SEQ	Swaps	3.00	26-48	Mar 2007	Nov 2026	AAA/Aaa/AAA
AF-4	$63,000,000	I	FIX-SEQ	Swaps	5.63	48-92	Nov 2010	Dec 2031	AAA/Aaa/AAA
AF-5	$6,119,000	I	FIX-SEQ	Swaps	7.85	92-96	Mar 2011	Mar 2033	AAA/Aaa/AAA
AF-6	$24,200,000	I	FIX-NAS	Swaps	6.02	42-94	Jan 2011	Mar 2033	AAA/Aaa/AAA
AV-1	$129,053,000	II	FLT-PT	1ML	1.64	1-96	Mar 2011	Mar 2033	AAA/Aaa/AAA
AV-2	$128,987,000	III	FLT-PT	1ML	1.64	1-96	Mar 2011	Mar 2033	AAA/Aaa/AAA
M-1	$42,000,000	I, II & III	FLT-MEZ	1ML	5.55	39-106	Jan 2012	Mar 2033	AA/Aa2/AA
M-2	$31,500,000	I, II & III	FLT-MEZ	1ML	5.76	38-116	Nov 2012	Mar 2033	A/A2/A+
M-3	$19,500,000	I, II & III	FLT-MEZ	1ML	5.98	37-123	June 2013	Mar 2033	BBB+/Baa1/A-
B	$7,500,000	I, II & III	FLT-SUB	1ML	6.11	37-126	Sep 2013	Mar 2033	BBB/Baa2/BBB
A-IO(5)	Notional	I, II & III	FIX-IO	N/A	N/A	N/A	Feb 2006	Feb 2006	AAA/Aaa/AAA

To 20% Optional Termination

					Est.	Est. Prin.	Expected	Stated
					WAL	Window	Final	Final	Expected Ratings
Class(1)	Approx. Size(2)	Group	Type	Benchmark	(yrs)(3)	(mos)(3)	Maturity(3)	Maturity(4)	(S&P/Moody’s/Fitch)
AF-4	$63,000,000	I	FIX-SEQ	Swaps	5.00	48-64	July 2008	Dec 2031	AAA/Aaa/AAA
AF-5	$6,119,000	I	FIX-SEQ	Swaps	5.33	64-64	July 2008	Mar 2033	AAA/Aaa/AAA
AF-6	$24,200,000	I	FIX-NAS	Swaps	5.09	42-64	July 2008	Mar 2033	AAA/Aaa/AAA
AV-1	$129,053,000	II	FLT-PT	1ML	1.57	1-64	July 2008	Mar 2033	AAA/Aaa/AAA
AV-2	$128,987,000	III	FLT-PT	1ML	1.58	1-64	July 2008	Mar 2033	AAA/Aaa/AAA
M-1	$42,000,000	I, II & III	FLT-MEZ	1ML	4.46	39-64	July 2008	Mar 2033	AA/Aa2/AA
M-2	$31,500,000	I, II & III	FLT-MEZ	1ML	4.41	38-64	July 2008	Mar 2033	A/A2/A+
M-3	$19,500,000	I, II & III	FLT-MEZ	1ML	4.40	37-64	July 2008	Mar 2033	BBB+/Baa1/A-
B	$7,500,000	I, II & III	FLT-SUB	1ML	4.39	37-64	July 2008	Mar 2033	BBB/Baa2/BBB

Prepayment Pricing Speed

Group I:	115% PPC 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.
Group II:	28% CPR
Group III:	28% CPR

(1)

The Certificates are subject to a 20% Optional Termination (as described herein).  After the first Distribution Date on which the Optional Termination is exercisable, the coupon on the Class AF-4 and AF-5 Certificates will increase by 0.50%.  All Certificates (other than the Class A-IO Certificates) are expected to be subject to an interest rate cap (as described herein).

(2)

The principal balance of each class of Certificates is subject to a +/– 5% variance.

(3)

See “Pricing Prepayment Speed” herein.

(4)

With respect to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, the Stated Final Maturity was determined to the date on which the certificates mature assuming the Pricing Prepayment Speed of 0% PPC.  With respect to the Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3 and Class B Certificates, the Stated Final Maturity was determined to be one month after the final maturing loan in the related home equity loan group.  The Stated Final Maturity Date with respect to the Class A-IO Certificates was determined to be the final month of payment with respect to those certificates.

(5)

The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 5.00% per annum for 35 months on the Group I A-IO Component Notional Balance, at a rate of 4.00% per annum for 35 months on the Group II A-IO Component Notional Balance and at a rate of 4.00% per annum for 35 months on the Group III A-IO Component Notional Balance, each as described herein.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Summary of Terms

Transaction:	Centex Home Equity Loan Trust 2003-A Asset-Backed Certificates, Series 2003-A
Certificates Offered:

$241,469,000 Fixed Rate Certificates, plus an interest only Fixed Rate Certificate that accrues interest on a scheduled notional amount

$358,540,000 Floating Rate Certificates

(both subject to a variance of 5%)

Depositor:	CHEC Funding, LLC
Originator and Servicer:	Centex Home Equity Company, LLC
Sellers:	Centex Home Equity Company, LLC Harwood Street Funding II, LLC
Trustee:	JPMorgan Chase Bank
Custodian:	Bank One Trust Company, N. A.
Underwriters:	Greenwich Capital Markets, Inc. (Lead Manager) Banc of America Securities LLC (Co-Manager) Credit Suisse First Boston (Co-Manager) Salomon Smith Barney (Co-Manager)
Expected Pricing Date:	Week of March 3, 2003
Expected Settlement Date:	March 27, 2003
Distribution Date:	25th of each month, or the next succeeding Business Day (First Payment Date: April 25, 2003)
Cut-Off Date:	March 1, 2003
Statistical Calculation Date:	January 23, 2003
Delay Days:	24 days on Class AF-1 through AF-6 Certificates and A-IO Certificates 0 days on Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3 and Class B Certificates
Day Count:	30/360 on Class AF-1 through AF-6 Certificates and A-IO Certificates Actual/360 on Class AV-1, AV-2, Class M-1, Class M-2, Class M-3 and Class B Certificates

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Accrued Interest:

Class AF-1 through Class AF-6 Certificates and Class A-IO Certificates settle with accrued interest from March 1, 2003.

Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3 and Class B Certificates settle flat (no accrued interest)

Interest Accrual Period:

With respect to the Class AF-1 through Class AF-6 Certificates and Class A-IO Certificates, interest accrues during the month preceding the current Distribution Date.  With respect to the Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3 and Class B Certificates, interest accrues from the last Distribution Date through the day preceding the current Distribution Date

Clearing:	DTC, Euroclear or Cedel
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible
ERISA Eligibility:	All Offered Certificates are expected to be ERISA eligible
Tax Status:	One or more REMICs for Federal income tax purposes
Certificate Ratings:	The Certificates are expected to receive the following ratings from Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and Fitch Ratings:

	Class	S&P	Moody’s	Fitch
	AF-1	AAA	Aaa	AAA
	AF-2	AAA	Aaa	AAA
	AF-3	AAA	Aaa	AAA
	AF-4	AAA	Aaa	AAA
	AF-5	AAA	Aaa	AAA
	AF-6	AAA	Aaa	AAA
	AV-1	AAA	Aaa	AAA
	AV-2	AAA	Aaa	AAA
	M-1	AA	Aa2	AA
	M-2	A	A2	A+
	M-3	BBB+	Baa1	A-
	B	BBB	Baa2	BBB
	A-IO	AAA	Aaa	AAA

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:

The entire transaction is eligible for call when the combined outstanding principal balance of the Home Equity Loans reaches 20% or less of the Cut-Off Date principal balance of such loans, provided the Class A-IO Certificates are not outstanding.

– Auction Sale

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the home equity loans and other assets of the trust.  The Trustee will sell the home equity loans and other assets of the trust if the amounts that will be received from the Auction Sale will be equal to the greater of (a) the sum of (i) the outstanding principal balance of the home equity loans (other than those referred to in clause (ii) below), including accrued interest thereon, and (ii) for REO property and home equity loans as to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and home equity loans (disregarding accrued interest thereon) and (b) the sum of the outstanding Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances, delinquency advances and compensating interest, and any delinquency advances the Servicer has failed to remit, other than carryover amounts.

– Step-up Coupon

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, the certificate rate on the Class AF-4 and Class AF-5 Certificates is increased by 0.50%.

– “Full Turbo”

In addition, beginning on the third Distribution Date after the first date on which the Optional Termination could have been exercised, amounts that otherwise would have been paid to the residual will be applied as principal to pay the Certificates in the following order of priority:

(1) on a pro rata basis, by outstanding principal balance, amongst the Group I Certificates and the sum of (i) the Group II Certificates and (ii) the Group III Certificates until each group of Senior Certificates is reduced to zero.  The amount distributable to the Group II and Group III Certificates will be distributed pro rata based on principal received for such Distribution Date with respect to such group of certificates.  If the class principal balance of either of the Group II or Group III Certificates is reduced to zero, the other certificate group will receive the total amount distributable to the Group II and Group III Certificates.  The amount distributable to the Group I Senior Certificates will be distributed sequentially, first to (a) the Class AF-6 Certificates, their pro rata portion of allocable Group I principal in accordance with the Class AF-6 Lockout Percentage until the class’s principal balance is reduced to zero and second (b) sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until each class principal balance is reduced to zero, and

(2) sequentially to the Subordinate Certificates until each class principal balance is reduced to zero.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Home Equity Loans

As of the Statistical Calculation Date, the aggregate principal balance of the Home Equity Loans was approximately $600,009,872, of which: (i) approximately $241,469,340 consisted of a pool of fixed-rate Home Equity Loans (the “Group I Home Equity Loans or Home Equity Loan Group I”), (ii) approximately $179,317,488 consisted of a pool of conforming balance adjustable-rate home equity loans (the “Group II Home Equity Loans or Home Equity Loan Group II”) and (iii) approximately $179,223,043 consisted of a pool of conforming and non-conforming balance adjustable-rate home equity loans (the “Group III Home Equity Loans or Home Equity Loan Group III” and together with Group I Home Equity Loans and Group II Home Equity Loans, the “Home Equity Loans”).  See the attached collateral descriptions for additional information on the Home Equity Loans.

Credit Enhancement:

*

Excess interest

*

Initially, the overcollateralization amount will be approximately zero and beginning on the sixth Distribution Date will build to [2.50]% of the original collateral balance via the application of excess interest; the overcollateralization level may stepdown over time

*

Subordination of the Certificates having a lower payment priority

*

Cross-collateralization:  excess interest from any of the loan groups will be available to fund interest shortfalls, cover losses and build overcollateralization for the benefit of the other loan groups

Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Tranche	Percent	Tranche	Percent
	Senior (1)	[19.25]%	Senior (1)	[38.50]%
	Class M-1	[12.25]%	Class M-1	[24.50]%
	Class M-2	[7.00]%	Class M-2	[14.00]%
	Class M-3	[3.75]%	Class M-3	[7.50]%
	Class B	[2.50]%	Class B	[5.00]%

(1) Other than Class A-IO Certificates

Senior Enhancement Percentage:

On any Distribution Date, the Senior Enhancement Percentage will equal (i) the sum of (a) the principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount, divided by (ii) the outstanding collateral balance.

Senior Certificates:				Class AF-1 through Class AF-6 Certificates, the Class A-IO Certificates and the Class AV-1 and Class AV-2 Certificates.
Class A-IO Certificate:

Collectively, the Group I A-IO component, the Group II A-IO component and the Group III A-IO component. The notional amount of each A-IO component will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group and (ii) the notional amount specified in the schedule set forth under “Class A-IO Notional Amount” below.  The Group I A-IO component, the Group II A-IO component and the Group III A-IO component may not be traded separately.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group I Certificates:	Class AF-1 through Class AF-6 Certificates and the Group I A-IO component (backed primarily by the Group I Home Equity Loans)
Group II Certificates:	Class AV-1 Certificates and the Group II A-IO component (backed primarily by the Group II Home Equity Loans)
Group III Certificates:	Class AV-2 Certificates and the Group III A-IO component (backed primarily by the Group III Home Equity Loans)
Subordinate Certificates:	Class M-1, Class M-2, Class M-3 and Class B Certificates
Fixed Rate Certificates:	Class AF-1 through Class AF-6 Certificates and Class A-IO Certificates
Floating Rate Certificates:	Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3 and Class B Certificates
Due Period:	The calendar month preceding the calendar month in which the related Distribution Date occurs.
Principal Distribution Amount:

On any Distribution Date, the lesser of (i) aggregate outstanding certificate principal balance (other than the Class A-IO Certificates) and (ii) aggregate principal collections on the loans minus any excess OC amount plus (a) the Subordination Increase Amount and (b) with respect to the first five Distribution Dates to the extent of available excess interest, an amount equal to the amount of any realized losses that would otherwise be allocated to the Subordinate Certificates on such Distribution Date, the amount in clause (b) being called the OC Holiday Realized Loss Amount.

Senior Principal Distribution Amount:

Prior to the Stepdown Date or while a Trigger Event is in effect, the Senior Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

On or after the Stepdown Date assuming the Trigger Event is not in effect, the Senior Principal Distribution Amount will equal the lesser of (i) the Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Senior Certificates (other than the Class A-IO Certificates) over the lesser of (a) approximately [61.50]% times the outstanding collateral balance and (b) the outstanding collateral balance minus the OC Floor amount.

The remaining principal amount, if any, will be allocated to the Subordinate Certificates to maintain their respective Stepdown Percentages.

Group I Principal Distribution Amount:

On any Distribution Date, the Group I Certificates (other than the Group I A-IO component) will receive the greater of (i) the Fixed Allocation Percentage times the Senior Principal Distribution Amount; (ii) the Group I Parity Amount; and (iii) the difference between (a) the Senior Principal Distribution Amount and (b) the principal balance of the Class AV-1 and Class AV-2 Certificates immediately prior to the applicable Distribution Date, such amount being the Group I Principal Distribution Amount.

The Fixed Allocation Percentage is a fraction equal to (i) the excess of (a) the fixed rate collateral balance at the beginning of the related Due Period over (b) the fixed rate collateral balance at the end of the related Due Period over (ii) the difference between (a) the aggregate collateral balance at the beginning of the related Due Period and (b) the aggregate collateral balance at the end of the related Due Period

The Group I Parity Amount equals the greater of (i) zero, and (ii) the difference between (a) the principal balance of the Group I Certificates (other than the Group I A-IO component) immediately prior to the applicable Distribution Date and (b) the fixed rate collateral balance at the end of the related Due Period.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AF-6 Principal Distribution Amount:

On any Distribution Date, the Class AF-6 Principal Distribution Amount is equal to the Class AF-6 Lockout Percentage multiplied by the Class AF-6 pro-rata allocation of the Group I Principal Distribution Amount.

The Class AF-6 Lockout Percentage is equal to the following:

	Distribution Dates	Class AF-6 Lockout Percentage
	1–36	0%
	37–60	45%
	61–72	80%
	73–84	100%
	85 and thereafter	300%

ARM Principal Distribution Amount:	On any Distribution Date, the excess of (i) the Senior Principal Distribution Amount over (ii) the Group I Principal Distribution Amount.
Group II Principal Allocation Percentage:

On any Distribution Date, a percentage equivalent to a fraction, the numerator of which is the principal collections received with respect to the Group II Home Equity Loans and the denominator of which is the principal collections received with respect to the Group II Home Equity Loans and the Group III Home Equity Loans.  On the first Distribution Date after which the Class AV-2 Certificates have been reduced to zero, the Group II Principal Allocation Percentage will be 100%.

Group III Principal Allocation Percentage:

On any Distribution Date, a percentage equivalent to a fraction, the numerator of which is the principal collections received with respect to the Group III Home Equity Loans and the denominator of which is the principal collections received with respect to the Group II Home Equity Loans and the Group III Home Equity Loans.  On the first Distribution Date after which the Class AV-1 Certificates have been reduced to zero, the Group III Principal Allocation Percentage will be 100%.

Group II Principal Distribution Amount:

On any Distribution Date, the Group II Certificates (other than the Group II A-IO component) will receive the greater of (A) the product of (i) the Group II Principal Allocation Percentage and (ii) the ARM Principal Distribution Amount and (B) the difference between (a) the ARM Principal Distribution Amount and (b) the principal balance of the Class AV-2 Certificates immediately prior to the applicable Distribution Date.

Group III Principal Distribution Amount:

On any Distribution Date, the Group III Certificates (other than the Group III A-IO component) will receive the greater of (A) the product of (i) the Group III Principal Allocation Percentage and (ii) the ARM Principal Distribution Amount and (B) the difference between (a) the ARM Principal Distribution Amount and (b) the principal balance of the Class AV-1 Certificates immediately prior to the applicable Distribution Date.

Certificate Rate:

Each of the Class AF-1 through AF-6 Certificates will bear interest at a fixed rate, equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  The Class AV-1 Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR, plus the applicable margin (the “Formula Rate”) and (ii) the Group II Net WAC Cap.  The Class AV-2 Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR, plus the applicable margin (the “Formula Rate”) and (ii) the Group III Net WAC Cap.  Each class of Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) the applicable Formula Rate and (ii) the Subordinate Net WAC Cap.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group I Net WAC Cap:

As to any Distribution Date, the Group I Certificates (other than the Group I A-IO component) will be subject to the Group I Net WAC Cap, which will be equal to the weighted average loan rate of the Group I Home Equity Loans less (i) the servicing fee rate, (ii) the trustee fee rate and (iii) the product of (a) 5.00% per annum and (b) a fraction, the numerator of which is the Group I A-IO component notional amount for that period and the denominator of which is the Group I Home Equity Loan principal balance as of the beginning of that period.

Group II Net WAC Cap:

As to any Distribution Date, the Group II Certificates (other than the Group II A-IO component) will be subject to the Group II Net WAC Cap, which will be equal to the weighted average loan rate of the Group II Home Equity Loans less (i) the servicing fee rate, (ii) the trustee fee rate and (iii) the product of (a) 4.00% and (b) a fraction, the numerator of which is the Group II A-IO component notional amount for that period and the denominator of which is the Group II Home Equity Loan principal balance as of the beginning of that period (adjusted to an actual/360 day convention).

Group III Net WAC Cap:

As to any Distribution Date, the Group III Certificates (other than the Group III A-IO component) will be subject to the Group III Net WAC Cap, which will be equal to the weighted average loan rate of the Group III Home Equity Loans less (i) the servicing fee rate, (ii) the trustee fee rate and (iii) the product of (a) 4.00% and (b) a fraction, the numerator of which is the Group III A-IO component notional amount for that period and the denominator of which is the Group III Home Equity Loan principal balance as of the beginning of that period (adjusted to an actual/360 day convention).

Subordinate Net WAC Cap:

With respect to any Distribution Date, the Subordinate Net WAC Cap is a per annum rate equal to the weighted average of the Group I Net WAC Cap, the Group II Net WAC Cap and the Group III Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date and adjusted to reflect an actual/360 day count convention.  The Group Subordinate Amount for each group and any Distribution Date is the excess of the aggregate collateral balance for such group for the immediately preceding Distribution Date over the aggregate certificate principal balance of the Senior Certificates (other than the Class A-IO Certificates) of such group immediately prior to such Distribution Date.

Group I Net WAC Cap Carryover:

As to any Distribution Date and the Group I Certificates (other than the Group I A-IO component), the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Group I Net WAC Cap, over the class monthly interest amount for the applicable Distribution Date, (b) any Group I Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the applicable certificate rate without regard to the Group I Net WAC Cap.

Group II Net WAC Cap Carryover:

As to any Distribution Date and the Group II Certificates (other than the Group II A-IO component), the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group III Net WAC Cap Carryover:

As to any Distribution Date and the Group III Certificates (other than the Group III A-IO component), the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Group III Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

Subordinate Net WAC Cap Carryover:

As to any Distribution Date of the Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Subordinate Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

Group II Yield Maintenance Agreement:

On the Settlement Date, the Trustee will enter into the Group II Yield Maintenance Agreement to make payments in respect of certain Group II Net WAC Cap Carryover.  Amounts received pursuant to the Group II Yield Maintenance Agreement in excess of the Group II Net WAC Cap Carryover will be applied towards any unpaid Group III Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover as described in “Distributions” herein.  The notional balance of the Group II Yield Maintenance Agreement will be based upon the aggregate principal balance of the Group II Home Equity Loans as of the Cut-off Date amortized at the Prepayment Pricing Speed.  The strike price on the Group II Yield Maintenance Agreement will be equal to [6.70]%, but not greater than [9.00]%.  The Group II Yield Maintenance Agreement will terminate after the Distribution Date in March 2005.

Group III Yield Maintenance Agreement:

On the Settlement Date, the Trustee will enter into the Group III Yield Maintenance Agreement to make payments in respect of certain Group III Net WAC Cap Carryover.  Amounts received pursuant to the Group III Yield Maintenance Agreement in excess of the Group III Net WAC Cap Carryover will be applied towards any unpaid Group II Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover as described in “Distributions” herein.  The notional balance of the Group III Yield Maintenance Agreement will be based upon the aggregate principal balance of the Group III Home Equity Loans as of the Cut-off Date amortized at the Prepayment Pricing Speed.  The strike price on the Group III Yield Maintenance Agreement will be equal to [6.70]%, but not greater than [9.00]%.  The Group III Yield Maintenance Agreement will terminate after the Distribution Date in March 2005.

Class Principal Carryover Shortfall:

As to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal Carryover Shortfall to such class of Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover Shortfall:

As to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the related class monthly interest amount for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordination Increase Amount:

With respect to the first five Distribution Dates, zero, and as to each subsequent Distribution Date, the lesser of (i) the target overcollateralization amount minus the actual overcollateralization amount and (ii) excess interest that can be applied to repay the outstanding certificate principal balance.

OC Floor:	0.50% of the Cut-Off Date collateral balance
Stepdown Date:

The earlier to occur of (i) the Distribution Date on which the certificate principal balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in [April 2006] and (b) the first Distribution Date on which the Class A Certificate principal balance (after taking into account distributions of principal on such Distribution Date) is less than or equal to [61.50]% of the aggregate principal balance of the Home Equity Loans.

OC Spread Holiday:

The overcollateralization amount will equal approximately zero at closing through and including the fifth Distribution Date.  During the five month OC Spread Holiday, excess interest will be subordinated to cover any OC Holiday Realized Loss Amount, but otherwise will not be applied to repay the outstanding Certificate principal balance and will instead flow to the holder of the residual interest.

Delinquency Advances:

The Servicer will advance unpaid interest  to the trust out of its own funds or out of collections on the home equity loans that are not required to be distributed on the related Distribution Date, as long as it deems the amount to be recoverable.  The Servicer is entitled to be reimbursed by the trust for any delinquency advances from the related home equity loan and, if the delinquency advance becomes a non-recoverable advance, from collections on all the home equity loans prior to any distributions to holders of Certificates.

Servicing Advances:

The Servicer will pay all out of pocket costs related to its servicing obligations, including, but not limited to: (a) expenses in connection with a foreclosed home equity loan prior to the liquidation of that loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.  The Servicer is entitled to be reimbursed by the trust for any servicing advances from the liquidation proceeds realized upon the liquidation of the related home equity loan prior to any distributions to holders of Certificates.

Compensating Interest:

The Servicer will be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the aggregate servicing fee rate for the related period and has rights to reimbursement from all home equity loans of both home equity loan groups to the extent funds are available after making other required distributions on the related Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Trigger Event:

Occurs if  (a) the three-month rolling average of all loans that are 60+ days delinquent exceeds [41]% of the Senior Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent;  or

(b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the Cut-Off Date collateral balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date	Percentage
	April 25, 2006 to March 25, 2007:	[3.50]% for the first month, plus an additional 1/12th of 2.00% for each month thereafter.
	April 25, 2007 to March 25, 2008:	[5.50]% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.
	April 25, 2008 to March 25, 2009:	[7.00]% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.
	April 25, 2009 to March 25, 2010:	[7.75]% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
	April 25, 2010 and thereafter:	[8.00]%

If the trigger event is violated, the required overcollateralization amount will not be allowed to step down and will be equal to the previous period’s required overcollateralization amount.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Distributions:

A.

Funds received with respect to Home Equity Loan Group I will be applied as follows:

1.

To the Trustee, the Trustee fee for the related Group and Distribution Date;

2.

To the Group I Certificates, pro rata, to pay accrued interest and any Class Interest Carryover Shortfalls for such Distribution Date;

3.

The remaining amounts pursuant to clause D. below.

B.

Funds  received with respect to Home Equity Loan Group II will be applied as follows:

1.

To the Trustee, the Trustee fee for the related Group and Distribution Date;

2.

To the Group II Certificates, pro rata, to pay accrued interest and Class Interest Carryover Shortfalls for such Distribution Date;

3.

The remaining amounts pursuant to clause D. below.

C.

Funds received with respect to Home Equity Loan Group III will be applied as follows:

1.

To the Trustee, the Trustee fee for the related Group and Distribution Date;

2.

To the Group III Certificates, pro rata, to pay accrued interest and Class Interest Carryover Shortfalls for such Distribution Date;

3.

The remaining amounts pursuant to clause D. below.

D.

The remaining amounts not applied pursuant to A., B. or C. above will be applied as follows:

1.

Concurrently, to the Senior Certificates in each certificate group, pro-rata, interest to the extent not paid pursuant to clauses A., B. or C. above on the applicable Distribution Date.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, accrued interest for the applicable Distribution Date.

3.

To the Senior Certificates (other than the Class A-IO Certificates), the Senior Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, concurrently as follows:

(i)

To the Group I Certificates, the Group I Principal Distribution Amount in the following order of priority:

(a)

to the Class AF-6 Certificates, an amount equal to the Class AF-6 Principal Distribution Amount; and

(b)

sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, and Class AF-6 Certificates, in that order, until the respective class principal balances of such Certificates have been reduced to zero.

(ii)

To the Class AV-1 Certificates, the Group II Principal Distribution Amount until the principal balance of such Certificates has been reduced to zero.

(iii) To the Class AV-2 Certificates, the Group III Principal Distribution Amount until the principal balance of such Certificates has been reduced to zero.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount.

6.   To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount.

7.

To the Class B Certificates, the Class B Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount.

8.

To the offered Certificates (other than the Class A-IO Certificates), the Subordination Increase Amount or OC Holiday Realized Loss Amount as principal for the applicable Distribution Date, allocated in the manner and order of priority set forth in priorities 3, 4, 5, 6 and 7 of clause D, above.

9.

To the Class M-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

10.

To the Class M-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

11.  To the Class M-3 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

12.

To the Class B Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

13.  To the Supplemental Interest Reserve Fund for subsequent distribution in accordance with priorities 17 and 18.

14.  From the proceeds of the Group II Yield Maintenance Agreement, first applied towards any unpaid Group II Net WAC Cap Carryover, any amounts remaining thereafter will be applied towards any unpaid Group III Net WAC Cap Carryover, any amounts remaining thereafter will be applied sequentially to the Class M-1, Class M-2, Class M-3 and Class B Certificates with respect to any Subordinate Net WAC Cap Carryover for such certificates;

15.  From the proceeds of the Group III Yield Maintenance Agreement, first applied towards any unpaid Group III Net WAC Cap Carryover, any amounts remaining thereafter will be applied towards any unpaid Group II Net WAC Cap Carryover, any amounts remaining thereafter will be applied sequentially to the Class M-1, Class M-2, Class M-3 and Class B Certificates with respect to any Subordinate Net WAC Cap Carryover for such certificates;

16. Any amounts remaining from the Group II Yield Maintenance Agreement and/or the Group III Yield Maintenance Agreement will be deposited in the Yield Maintenance Reserve Fund for distribution as described in priorities 14 and 15 above on future Distribution Dates prior to the Distribution Date in March 2005.  On the Distribution Date in March 2005, any amounts remaining in the Yield Maintenance Reserve Fund (after taking into account distributions described in priorities 14 and 15 above for such Distribution Date) will be distributed to the holder of the residual interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Distributions (continued):

17.

Concurrently, (i) to the Group I Certificates (other than the Group I A-IO component), pro-rata, a payment to the extent of any unpaid Group I Net WAC Cap Carryover from the Supplemental Interest Reserve Fund with respect to Group I, (ii) to the Class AV-1 Certificates, the related Group II Net WAC Cap Carryover from the Supplemental Interest Reserve Fund with respect to Group II and (iii) to the Class AV-2 Certificates, the related Group III Net WAC Cap Carryover from the Supplemental Interest Reserve Fund with respect to Group III.

18.

Sequentially to the Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover from the Supplemental Interest Reserve Fund.

19.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to clauses A.1, B.1 and C.1. above.

20.

To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed compensating interest.

21.

Any remaining amounts to the holder of the residual interest.

Class M-1 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding balance of the Class M-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [75.50]% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class M-2 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior or Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior and Class M-1 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class M-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [86.00]% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior, Class M-1 or Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior, Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Class M-1 and Class M-2 Certificates after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class M-3 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [92.50]% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class B Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior, Class M-1, Class M-2 or Class M-3 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1, Class M-2 and Class M-3 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1, Class M-2 and Class M-3 Certificates after distribution of the Senior, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class B Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [95.00]% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class A-IO Notional Amount:

The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 5.00% per annum on the Group I A-IO component notional balance, at a rate of 4.00% per annum on the Group II A-IO component notional balance and at a rate of 4.00% per annum on the Group III A-IO component notional balance.  The “Notional Amount” of the Class A-IO Certificates shall equal the sum of its three Component Notional Balances. The Group I A-IO Component Notional Balance, the Group II A-IO Component Notional Balance and the Group III A-IO Component Notional Balance will be equal to the lesser of (i) the aggregate principal balance of the loans in the related group and (ii) the following schedule:

	Period	Group I A-IO Component Notional Balance	Group II A-IO Component Notional Balance	Group III A-IO Component Notional Balance
	1	82,656,000	53,190,000	53,190,000
	2	82,656,000	53,190,000	53,190,000
	3	66,000,000	42,000,000	42,000,000
	4	66,000,000	42,000,000	42,000,000
	5	66,000,000	42,000,000	42,000,000
	6	54,000,000	30,300,000	30,300,000
	7	54,000,000	30,300,000	30,300,000
	8	54,000,000	30,300,000	30,300,000
	9	48,000,000	27,150,000	27,150,000
	10	48,000,000	27,150,000	27,150,000
	11	48,000,000	27,150,000	27,150,000
	12	48,000,000	27,150,000	27,150,000
	13	48,000,000	27,150,000	27,150,000
	14	48,000,000	27,150,000	27,150,000
	15	48,000,000	27,150,000	27,150,000
	16	48,000,000	26,156,250	26,156,250
	17	42,000,000	26,156,250	26,156,250
	18	40,800,000	26,156,250	26,156,250
	19	40,200,000	26,156,250	26,156,250
	20	40,200,000	25,665,000	25,665,000
	21	40,200,000	25,665,000	25,665,000
	22	38,400,000	24,870,000	24,870,000
	23	38,400,000	24,870,000	24,870,000
	24	38,400,000	24,870,000	24,870,000
	25	24,864,000	16,023,000	16,023,000
	26	24,864,000	16,023,000	16,023,000
	27	24,864,000	16,023,000	16,023,000
	28	24,864,000	16,023,000	16,023,000
	29	24,864,000	16,023,000	16,023,000
	30	24,864,000	16,023,000	16,023,000
	31	23,500,000	16,023,000	16,023,000
	32	21,700,000	16,023,000	16,023,000
	33	20,100,000	15,200,000	15,200,000
	34	18,600,000	14,100,000	14,100,000
	35	17,200,000	13,050,000	13,050,000
	36 and thereafter	0	0	0

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as the initial purchaser in connection with the proposed transaction.

Weighted Average Life Tables

Class AF-1 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	1.81	1.35	1.10	1.00	0.84	0.70	0.61
MDUR (yr)	1.75	1.32	1.08	0.98	0.82	0.69	0.60
First Prin Pay	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03
Last Prin Pay	11/25/06	10/25/05	04/25/05	01/25/05	09/25/04	05/25/04	03/25/04

Class AF-1 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	1.81	1.35	1.10	1.00	0.84	0.70	0.61
MDUR (yr)	1.75	1.32	1.08	0.98	0.82	0.69	0.60
First Prin Pay	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03
Last Prin Pay	11/25/06	10/25/05	04/25/05	01/25/05	09/25/04	05/25/04	03/25/04

Class AF-2 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	4.11	2.89	2.26	2.00	1.60	1.26	1.06
MDUR (yr)	3.87	2.76	2.18	1.93	1.55	1.22	1.04
First Prin Pay	11/25/06	10/25/05	04/25/05	01/25/05	09/25/04	05/25/04	03/25/04
Last Prin Pay	10/25/07	05/25/06	09/25/05	05/25/05	12/25/04	07/25/04	05/25/04

Class AF-2 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	4.11	2.89	2.26	2.00	1.60	1.26	1.06
MDUR (yr)	3.87	2.76	2.18	1.93	1.55	1.22	1.04
First Prin Pay	11/25/06	10/25/05	04/25/05	01/25/05	09/25/04	05/25/04	03/25/04
Last Prin Pay	10/25/07	05/25/06	09/25/05	05/25/05	12/25/04	07/25/04	05/25/04

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as the initial purchaser in connection with the proposed transaction.

Weighted Average Life Tables

Class AF-3 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	6.61	4.47	3.39	3.00	2.22	1.65	1.33
MDUR (yr)	5.92	4.13	3.18	2.84	2.12	1.59	1.29
First Prin Pay	10/25/07	05/25/06	09/25/05	05/25/05	12/25/04	07/25/04	05/25/04
Last Prin Pay	07/25/12	02/25/09	08/25/07	03/25/07	11/25/05	02/25/05	09/25/04

Class AF-3 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	6.61	4.47	3.39	3.00	2.22	1.65	1.33
MDUR (yr)	5.92	4.13	3.18	2.84	2.12	1.59	1.29
First Prin Pay	10/25/07	05/25/06	09/25/05	05/25/05	12/25/04	07/25/04	05/25/04
Last Prin Pay	07/25/12	02/25/09	08/25/07	03/25/07	11/25/05	02/25/05	09/25/04
Class AF-4 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	11.50	7.87	5.83	5.00	3.50	2.16	1.69
MDUR (yr)	9.13	6.67	5.12	4.47	3.22	2.04	1.61
First Prin Pay	07/25/12	02/25/09	08/25/07	03/25/07	11/25/05	02/25/05	09/25/04
Last Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	03/25/07	09/25/05	02/25/05

Class AF-4 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	12.66	8.91	6.60	5.63	4.02	2.16	1.69
MDUR (yr)	9.82	7.38	5.71	4.96	3.64	2.04	1.61
First Prin Pay	07/25/12	02/25/09	08/25/07	03/25/07	11/25/05	02/25/05	09/25/04
Last Prin Pay	06/25/18	06/25/14	01/25/12	11/25/10	11/25/08	09/25/05	02/25/05

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as the initial purchaser in connection with the proposed transaction.

Weighted Average Life Tables

Class AF-5 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	11.91	8.33	6.24	5.33	3.99	2.50	1.94
MDUR (yr)	9.09	6.84	5.35	4.66	3.59	2.32	1.83
First Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	03/25/07	09/25/05	02/25/05
Last Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	03/25/07	10/25/05	03/25/05

Class AF-5 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	15.55	11.51	8.99	7.85	5.95	2.50	1.94
MDUR (yr)	11.04	8.85	7.27	6.50	5.12	2.32	1.83
First Prin Pay	06/25/18	06/25/14	01/25/12	11/25/10	11/25/08	09/25/05	02/25/05
Last Prin Pay	01/25/19	12/25/14	05/25/12	03/25/11	07/25/09	10/25/05	03/25/05

Class AF-6 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	8.05	6.93	5.75	5.09	3.99	2.70	2.09
MDUR (yr)	6.75	5.95	5.06	4.54	3.64	2.52	1.97
First Prin Pay	04/25/06	04/25/06	05/25/06	09/25/06	03/25/07	10/25/05	03/25/05
Last Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	03/25/07	01/25/06	06/25/05

Class AF-6 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	8.14	7.16	6.39	6.02	5.47	2.70	2.09
MDUR (yr)	6.79	6.11	5.55	5.27	4.85	2.52	1.97
First Prin Pay	04/25/06	04/25/06	05/25/06	09/25/06	06/25/07	10/25/05	03/25/05
Last Prin Pay	11/25/18	10/25/14	03/25/12	01/25/11	07/25/09	01/25/06	06/25/05

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as the initial purchaser in connection with the proposed transaction.

Weighted Average Life Tables

Class AV-1 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	3.99	2.65	1.94	1.57	1.07	0.72	0.57
MDUR (yr)	3.74	2.53	1.87	1.53	1.05	0.71	0.56
First Prin Pay	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03
Last Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	11/25/05	12/25/04	07/25/04

Class AV-1 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	4.15	2.76	2.02	1.64	1.07	0.72	0.57
MDUR (yr)	3.87	2.62	1.94	1.59	1.05	0.71	0.56
First Prin Pay	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03
Last Prin Pay	01/25/19	12/25/14	05/25/12	03/25/11	11/25/05	12/25/04	07/25/04
Class AV-2 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	4.00	2.65	1.94	1.58	1.07	0.72	0.57
MDUR (yr)	3.74	2.53	1.87	1.53	1.05	0.71	0.56
First Prin Pay	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03
Last Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	11/25/05	12/25/04	07/25/04

Class AV-2 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	4.16	2.77	2.03	1.64	1.07	0.72	0.57
MDUR (yr)	3.87	2.63	1.95	1.59	1.05	0.71	0.56
First Prin Pay	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03	04/25/03
Last Prin Pay	01/25/19	12/25/14	05/25/12	03/25/11	11/25/05	12/25/04	07/25/04

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as the initial purchaser in connection with the proposed transaction.

Weighted Average Life Tables

Class M-1 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	9.71	6.74	5.07	4.46	3.92	2.99	2.88
MDUR (yr)	8.65	6.19	4.75	4.21	3.72	2.87	2.76
First Prin Pay	08/25/08	12/25/06	05/25/06	06/25/06	10/25/06	01/25/06	06/25/05
Last Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	03/25/07	03/25/06	03/25/06

Class M-1 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	11.41	8.16	6.28	5.55	4.83	3.75	3.77
MDUR (yr)	9.90	7.33	5.76	5.14	4.53	3.57	3.58
First Prin Pay	08/25/08	12/25/06	05/25/06	06/25/06	10/25/06	01/25/06	06/25/05
Last Prin Pay	03/25/20	12/25/15	04/25/13	01/25/12	03/25/10	07/25/07	04/25/08
Class M-2 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	9.71	6.74	5.06	4.41	3.70	2.99	2.93
MDUR (yr)	8.20	5.95	4.60	4.05	3.44	2.82	2.76
First Prin Pay	08/25/08	12/25/06	04/25/06	05/25/06	07/25/06	03/25/06	12/25/05
Last Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	03/25/07	03/25/06	03/25/06

Class M-2 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	11.82	8.51	6.56	5.76	4.78	4.94	3.29
MDUR (yr)	9.51	7.20	5.73	5.11	4.33	4.51	3.07
First Prin Pay	08/25/08	12/25/06	04/25/06	05/25/06	07/25/06	07/25/07	12/25/05
Last Prin Pay	03/25/21	11/25/16	02/25/14	11/25/12	11/25/10	12/25/08	09/25/08

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as the initial purchaser in connection with the proposed transaction.

Weighted Average Life Tables

Class M-3 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	9.71	6.74	5.06	4.40	3.60	2.99	2.69
MDUR (yr)	7.77	5.72	4.46	3.93	3.28	2.76	2.49
First Prin Pay	08/25/08	12/25/06	04/25/06	04/25/06	05/25/06	03/25/06	09/25/05
Last Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	03/25/07	03/25/06	03/25/06

Class M-3 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	12.11	8.79	6.80	5.98	4.86	3.99	2.94
MDUR (yr)	9.03	7.00	5.64	5.06	4.24	3.58	2.71
First Prin Pay	08/25/08	12/25/06	04/25/06	04/25/06	05/25/06	04/25/06	09/25/05
Last Prin Pay	11/25/21	07/25/17	10/25/14	06/25/13	05/25/11	06/25/09	12/25/08
Class M-4 to Call
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	9.71	6.74	5.06	4.39	3.57	2.99	2.58
MDUR (yr)	7.48	5.56	4.36	3.84	3.20	2.72	2.37
First Prin Pay	08/25/08	12/25/06	04/25/06	04/25/06	05/25/06	03/25/06	08/25/05
Last Prin Pay	02/25/15	07/25/11	06/25/09	07/25/08	03/25/07	03/25/06	03/25/06

Class M-4 to Maturity
Prepay Speed FRM Prepay Speed ARM	50% PPC 12% CPR	75% PPC 18% CPR	100% PPC 24% CPR	115% PPC 28% CPR	150% PPC 36% CPR	200% PPC 50% CPR	250% PPC 60% CPR
WAL (yr)	12.29	8.96	6.95	6.11	4.95	3.88	2.64
MDUR (yr)	8.67	6.81	5.55	4.99	4.20	3.42	2.42
First Prin Pay	08/25/08	12/25/06	04/25/06	04/25/06	05/25/06	03/25/06	08/25/05
Last Prin Pay	03/25/22	10/25/17	01/25/15	09/25/13	08/25/11	08/25/09	10/25/06

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as the initial purchaser in connection with the proposed transaction.

Group II Effective Net WAC Cap (1, 2, 3)

Period	Net WAC Cap	Period	Net WAC Cap
1	7.03864%	35	8.72448%
2	9.07035%	36	12.41211%
3	9.07391%	37	11.21098%
4	9.27159%	38	11.58472%
5	9.01871%	39	11.21105%
6	9.29486%	40	11.58479%
7	9.50595%	41	11.21591%
8	9.25153%	42	12.17891%
9	9.54780%	43	12.58491%
10	9.29317%	44	12.17897%
11	9.27175%	45	12.58497%
12	9.74442%	46	12.17904%
13	9.24147%	47	12.18385%
14	9.44876%	48	14.53935%
15	9.19417%	49	13.13235%
16	9.43223%	50	13.57012%
17	9.17771%	51	13.13240%
18	9.16701%	52	13.57017%
19	9.36918%	53	13.13723%
20	9.13260%	54	14.04893%
21	9.33260%	55	14.51725%
22	9.10903%	56	14.04897%
23	9.08149%	57	14.51729%
24	11.00622%	58	14.04901%
25	8.20913%	59	14.05381%
26	8.46305%	60	15.46096%
27	8.17041%	61	14.46349%
28	8.42188%	62	14.94561%
29	8.12942%	63	14.46350%
30	8.66039%	64	14.94562%
31	8.92651%
32	8.61611%
33	8.92444%
34	8.67389%

(1)

Assumes 1 month LIBOR is instantaneously increased to 20.00% and ran at pricing prepayment speed.

(2)

Assumes all indices are instantaneously increased to 20.00% and ran at pricing prepayment speed.

(3)

Includes proceeds from the Group II Yield Maintenance Agreement.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as the initial purchaser in connection with the proposed transaction.

Group III Effective Net WAC Cap (1, 2, 3)

Period	Net WAC Cap	Period	Net WAC Cap
1	7.05532%	35	10.24918%
2	9.08646%	36	13.25372%
3	9.08962%	37	11.97113%
4	9.28780%	38	12.37019%
5	9.03438%	39	11.97117%
6	9.47642%	40	12.37024%
7	9.69356%	41	11.99567%
8	9.43308%	42	12.93777%
9	9.73546%	43	13.36905%
10	9.47477%	44	12.93781%
11	9.45334%	45	13.36909%
12	10.11569%	46	12.93784%
13	9.58881%	47	12.96231%
14	9.80770%	48	15.19559%
15	9.54155%	49	13.72506%
16	9.79123%	50	14.18257%
17	9.52515%	51	13.72508%
18	9.68027%	52	14.18259%
19	9.89960%	53	13.73531%
20	9.64596%	54	14.44437%
21	9.86313%	55	14.92587%
22	9.62250%	56	14.44441%
23	9.64368%	57	14.92590%
24	12.25248%	58	14.44444%
25	9.33521%	59	14.44640%
26	9.62665%	60	15.47393%
27	9.29647%	61	14.47562%
28	9.58548%	62	14.95816%
29	9.27797%	63	14.47565%
30	10.17054%	64	14.95818%
31	10.48693%
32	10.12612%
33	10.48469%
34	10.18368%

(1)

Assumes 1 month LIBOR is instantaneously increased to 20.00% and ran at pricing prepayment speed.

(2)

Assumes all indices are instantaneously increased to 20.00% and ran at pricing prepayment speed.

(3)

Includes proceeds from the Group III Yield Maintenance Agreement.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Home Equity Loans
As of the Statistical Calculation Date

TOTAL OUTSTANDING PRINCIPAL BALANCE:	$600,009,872
NUMBER OF LOANS:	6,811

			Minimum		Maximum
AVG OUTSTANDING PRINCIPAL BALANCE:	$88,094.24		$2,713.85		$628,562.79
WAVG COUPON RATE:	8.647%		4.990%		14.800%

ARM CHARACTERISTICS:
WAVG GROSS MARGIN:	8.343%		1.700%		12.950%
WAVG INITIAL RATE CAP:	2.138%		1.000%		6.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%
WAVG MINIMUM RATE:	8.503%		4.990%		13.450%
WAVG MAXIMUM RATE:	15.470%		11.900%		20.450%
WAVG COUPON RATE ADJUSTMENT:	24	months	1	months	36	months

SIX MONTH ADJUSTABLE RATE LOANS:
WAVG COUPON RATE ADJUSTMENT:	5	months	1	months	6	months
WAVG INITIAL RATE CAP:	1.000%		1.000%		1.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%

TWO YEAR ADJUSTABLE RATE LOANS:
WAVG COUPON RATE ADJUSTMENT:	23	months	1	months	24	months
WAVG INITIAL RATE CAP:	2.040%		1.000%		6.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%

THREE YEAR ADJUSTABLE RATE LOANS:
WAVG COUPON RATE ADJUSTMENT:	35	months	27	months	36	months
WAVG INITIAL RATE CAP:	2.916%		1.000%		3.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%

WAVG COMBINED ORIGINAL LTV:	78.67%		4.62%		100.00%
WAVG SECOND MORTGAGE RATIO:	25.95%		0.00%		99.71%

WAVG CREDIT SCORE:	589		400		800
WAVG ORIGINAL TERM:	337	months	60	months	360	months
WAVG REMAINING TERM:	336	months	13	months	360	months
WAVG SEASONING:	1	months	0	months	74	months

TOP STATE CONC ($):	14.53% California, 14.01% Texas, 6.11% Florida
MAXIMUM ZIP CODE CONC ($):	0.22% 92704

FIRST PAY DATE:			Nov 28, 1996	Mar 01, 2003
MATURE DATE:			Feb 05, 2004		Feb 01, 2033
INITIAL RATE ADJUSTMENT DATE:			Jun 01, 1997		Feb 01, 2006
NEXT RATE ADJUSTMENT DATE:			Feb 01, 2003		Feb 01, 2006

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Arizona	140	13,813,662.90	2.30
Arkansas	68	4,050,466.84	0.68
California	530	87,204,359.77	14.53
Colorado	114	18,102,693.58	3.02
Connecticut	84	7,956,890.89	1.33
Delaware	14	1,162,013.27	0.19
Florida	382	36,676,787.78	6.11
Georgia	0	0.00	0.00
Idaho	31	2,719,597.07	0.45
Illinois	104	9,705,817.71	1.62
Indiana	171	13,624,151.42	2.27
Iowa	79	4,925,429.02	0.82
Kansas	82	5,416,438.71	0.90
Kentucky	104	8,160,552.73	1.36
Louisiana	231	16,191,717.09	2.70
Maine	60	6,033,628.57	1.01
Maryland	33	3,352,129.36	0.56
Massachusetts	95	11,798,241.25	1.97
Michigan	264	22,136,461.24	3.69
Minnesota	38	3,216,403.20	0.54
Mississippi	180	11,095,754.27	1.85
Missouri	253	19,652,186.21	3.28
Montana	13	1,124,905.10	0.19
Nebraska	48	2,611,744.51	0.44
Nevada	29	2,553,150.55	0.43
NewHampshire	39	3,979,643.51	0.66
NewJersey	162	15,560,186.14	2.59
NewMexico	59	4,770,789.78	0.80
NewYork	245	22,271,261.39	3.71
NorthCarolina	259	22,390,421.10	3.73
Ohio	372	32,068,060.22	5.34
Oklahoma	123	6,777,335.88	1.13
Oregon	38	3,503,256.50	0.58
Pennsylvania	288	19,872,743.83	3.31
RhodeIsland	25	2,520,125.99	0.42
SouthCarolina	77	5,504,540.77	0.92
SouthDakota	4	188,928.02	0.03
Tennessee	230	19,372,691.65	3.23
Texas	1,236	84,033,056.01	14.01
Utah	28	3,008,659.50	0.50
Vermont	3	167,750.82	0.03
Virginia	159	14,955,596.54	2.49
Washington	107	9,620,377.06	1.60
WestVirginia	30	1,665,758.03	0.28
Wisconsin	161	13,031,689.57	2.17
Wyoming	19	1,461,816.17	0.24
Total	6,811	600,009,871.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN BALANCE ($):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
2,713 - 5,000	1	2,713.85	0.00
5,001 - 10,000	19	155,909.45	0.03
10,001 - 15,000	92	1,211,409.22	0.20
15,001 - 20,000	146	2,667,142.41	0.44
20,001 - 25,000	275	6,545,022.83	1.09
25,001 - 30,000	316	8,904,038.40	1.48
30,001 - 35,000	302	9,962,280.47	1.66
35,001 - 40,000	370	14,043,626.39	2.34
40,001 - 45,000	342	14,674,098.19	2.45
45,001 - 50,000	351	16,811,861.63	2.80
50,001 - 55,000	327	17,253,323.53	2.88
55,001 - 60,000	358	20,712,243.36	3.45
60,001 - 65,000	266	16,726,389.03	2.79
65,001 - 70,000	298	20,188,755.81	3.36
70,001 - 75,000	292	21,225,863.00	3.54
75,001 - 80,000	250	19,433,347.04	3.24
80,001 - 85,000	202	16,718,179.35	2.79
85,001 - 90,000	206	18,098,587.19	3.02
90,001 - 95,000	157	14,536,227.20	2.42
95,001 - 100,000	220	21,504,212.17	3.58
100,001 - 105,000	136	13,979,588.48	2.33
105,001 - 110,000	126	13,551,675.73	2.26
110,001 - 115,000	130	14,601,323.75	2.43
115,001 - 120,000	140	16,494,369.03	2.75
120,001 - 125,000	103	12,652,904.09	2.11
125,001 - 130,000	107	13,645,572.49	2.27
130,001 - 135,000	99	13,143,119.39	2.19
135,001 - 140,000	87	11,986,036.92	2.00
140,001 - 145,000	64	9,150,434.21	1.53
145,001 - 150,000	77	11,399,484.10	1.90
150,001 - 200,000	503	86,437,982.06	14.41
200,001 - 250,000	240	53,548,509.60	8.92
250,001 - 300,000	105	28,761,180.78	4.79
300,001 - 350,000	51	16,457,586.04	2.74
350,001 - 400,000	25	9,522,954.82	1.59
400,001 - 450,000	15	6,399,434.75	1.07
450,001 - 500,000	5	2,420,620.49	0.40
500,001 - 550,000	5	2,668,133.43	0.44
550,001 - 600,000	2	1,185,168.05	0.20
600,001 - 628,563	1	628,562.79	0.10
Total	6,811	600,009,871.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COUPON RATE (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
4.990 - 5.000	2	289,885.39	0.05
5.001 - 5.500	11	1,820,900.92	0.30
5.501 - 6.000	54	7,779,954.23	1.30
6.001 - 6.500	210	31,110,906.52	5.19
6.501 - 7.000	505	64,050,934.19	10.67
7.001 - 7.500	502	59,602,320.61	9.93
7.501 - 8.000	793	85,604,866.84	14.27
8.001 - 8.500	589	59,720,843.36	9.95
8.501 - 9.000	922	83,723,644.65	13.95
9.001 - 9.500	581	48,303,761.82	8.05
9.501 - 10.000	717	55,078,752.51	9.18
10.001 - 10.500	447	28,909,731.79	4.82
10.501 - 11.000	573	32,175,614.67	5.36
11.001 - 11.500	267	14,783,126.15	2.46
11.501 - 12.000	318	14,329,615.75	2.39
12.001 - 12.500	160	6,774,536.50	1.13
12.501 - 13.000	104	4,083,157.10	0.68
13.001 - 13.500	30	1,097,944.42	0.18
13.501 - 14.000	18	448,316.25	0.07
14.001 - 14.500	4	190,215.71	0.03
14.501 - 14.800	4	130,842.14	0.02
Total	6,811	600,009,871.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
GROSS MARGIN	Number of	Outstanding as of	Outstanding as of
(ARMS ONLY):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
1.700 - 2.000	2	357,479.58	0.10
3.001 - 3.500	1	70,950.89	0.02
3.501 - 4.000	1	81,167.17	0.02
4.001 - 4.500	4	737,132.24	0.21
4.501 - 5.000	5	852,269.08	0.24
5.001 - 5.500	11	1,876,346.09	0.52
5.501 - 6.000	42	6,668,303.43	1.86
6.001 - 6.500	100	14,572,656.30	4.06
6.501 - 7.000	231	33,803,604.70	9.43
7.001 - 7.500	328	44,689,659.85	12.46
7.501 - 8.000	360	45,488,519.81	12.69
8.001 - 8.500	386	44,328,785.03	12.36
8.501 - 9.000	492	54,673,290.19	15.25
9.001 - 9.500	361	36,540,403.88	10.19
9.501 - 10.000	347	30,351,384.38	8.47
10.001 - 10.500	233	18,707,755.29	5.22
10.501 - 11.000	251	17,898,228.50	4.99
11.001 - 11.500	77	5,824,093.35	1.62
11.501 - 12.000	15	875,888.34	0.24
12.001 - 12.500	1	36,050.00	0.01
12.501 - 12.950	3	106,563.66	0.03
Total	3,251	358,540,531.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
MAXIMUM RATE	Number of	Outstanding as of	Outstanding as of
(ARMS ONLY):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
11.900 - 12.000	3	433,885.39	0.12
12.001 - 12.500	12	2,056,632.68	0.57
12.501 - 13.000	45	6,518,515.38	1.82
13.001 - 13.500	94	15,386,995.28	4.29
13.501 - 14.000	263	38,142,608.37	10.64
14.001 - 14.500	271	36,549,802.80	10.19
14.501 - 15.000	428	53,845,690.99	15.02
15.001 - 15.500	327	39,883,564.53	11.12
15.501 - 16.000	529	56,360,070.28	15.72
16.001 - 16.500	320	31,965,104.48	8.92
16.501 - 17.000	403	36,515,829.20	10.18
17.001 - 17.500	196	15,324,591.03	4.27
17.501 - 18.000	239	16,939,825.01	4.72
18.001 - 18.500	88	6,498,061.76	1.81
18.501 - 19.000	24	1,769,457.26	0.49
19.001 - 19.500	6	243,333.66	0.07
19.501 - 20.000	1	25,188.38	0.01
20.001 - 20.450	2	81,375.28	0.02
Total	3,251	358,540,531.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
NEXT RATE ADJ DATE	Number of	Outstanding as of	Outstanding as of
(ARMS ONLY):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
February 2003	2	104,902.52	0.03
March 2003	2	308,685.10	0.09
April 2003	1	91,657.15	0.03
May 2003	143	15,053,724.19	4.20
June 2003	119	11,795,634.00	3.29
July 2003	83	8,771,957.60	2.45
April 2004	1	224,777.29	0.06
May 2004	1	138,891.75	0.04
July 2004	3	134,760.21	0.04
August 2004	2	131,831.88	0.04
September 2004	3	246,227.88	0.07
October 2004	34	4,468,865.15	1.25
November 2004	710	77,977,722.99	21.75
December 2004	739	80,359,651.86	22.41
January 2005	686	75,436,466.43	21.04
February 2005	4	413,100.00	0.12
April 2005	1	39,891.73	0.01
August 2005	1	149,052.37	0.04
September 2005	5	482,356.81	0.13
October 2005	7	689,800.95	0.19
November 2005	283	33,279,831.39	9.28
December 2005	230	26,607,887.78	7.42
January 2006	190	21,461,608.73	5.99
February 2006	1	171,246.00	0.05
Total	3,251	358,540,531.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 60	11	285,071.86	0.05
61 - 120	181	6,334,247.20	1.06
121 - 180	833	43,082,563.08	7.18
181 - 240	672	32,455,106.24	5.41
241 - 300	38	2,797,859.95	0.47
301 - 360	5,076	515,055,023.19	85.84
Total	6,811	600,009,871.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
13 - 60	11	285,071.86	0.05
61 - 120	192	6,887,794.53	1.15
121 - 180	831	43,004,944.28	7.17
181 - 240	663	31,979,177.71	5.33
241 - 300	41	3,019,095.02	0.50
301 - 360	5,073	514,833,788.12	85.80
Total	6,811	600,009,871.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	2,046	180,210,160.82	30.03
1 - 12	4,755	419,269,068.45	69.88
13 - 24	2	85,051.07	0.01
37 - 48	1	2,713.85	0.00
61 - 72	4	236,736.61	0.04
73 - 74	3	206,140.72	0.03
Total	6,811	600,009,871.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
COMBINED ORIGINAL LTV	Number of	Outstanding as of	Outstanding as of
(%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
4.62 - 5.00	1	14,957.40	0.00
5.01 - 10.00	1	54,954.01	0.01
10.01 - 15.00	14	415,576.06	0.07
15.01 - 20.00	23	858,133.70	0.14
20.01 - 25.00	40	1,584,765.46	0.26
25.01 - 30.00	43	1,687,226.92	0.28
30.01 - 35.00	59	2,727,994.44	0.45
35.01 - 40.00	79	3,678,289.58	0.61
40.01 - 45.00	90	4,740,266.85	0.79
45.01 - 50.00	152	9,007,393.71	1.50
50.01 - 55.00	183	11,706,123.18	1.95
55.01 - 60.00	265	18,163,185.44	3.03
60.01 - 65.00	300	19,917,391.60	3.32
65.01 - 70.00	537	42,954,398.54	7.16
70.01 - 75.00	674	55,160,407.32	9.19
75.01 - 80.00	1,573	142,859,655.18	23.81
80.01 - 85.00	983	91,385,812.72	15.23
85.01 - 90.00	1,396	157,991,795.70	26.33
90.01 - 95.00	215	27,267,430.24	4.54
95.01 - 100.00	183	7,834,113.47	1.31
Total	6,811	600,009,871.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SECOND MORTGAGE RATIO:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0.00	6,026	573,940,765.73	95.66
0.01 - 5.00	1	10,600.00	0.00
5.01 - 10.00	82	1,458,819.24	0.24
10.01 - 15.00	128	3,241,037.39	0.54
15.01 - 20.00	237	7,398,936.51	1.23
20.01 - 25.00	99	3,363,001.21	0.56
25.01 - 30.00	75	3,049,348.91	0.51
30.01 - 35.00	55	2,433,116.52	0.41
35.01 - 40.00	43	1,828,612.49	0.30
40.01 - 45.00	21	1,142,839.62	0.19
45.01 - 50.00	16	876,562.04	0.15
50.01 - 55.00	5	163,451.94	0.03
55.01 - 60.00	5	231,854.67	0.04
60.01 - 65.00	6	249,498.07	0.04
65.01 - 70.00	1	25,867.53	0.00
70.01 - 75.00	5	292,623.66	0.05
80.01 - 85.00	1	53,760.00	0.01
85.01 - 90.00	1	63,100.00	0.01
90.01 - 95.00	1	70,320.00	0.01
95.01 - 99.71	3	115,755.99	0.02
Total	6,811	600,009,871.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Not Available	37	1,905,075.39	0.32
376 - 400	1	14,992.92	0.00
401 - 425	4	218,409.18	0.04
426 - 450	21	1,144,642.31	0.19
451 - 475	84	5,116,282.44	0.85
476 - 500	217	15,496,747.86	2.58
501 - 525	698	59,028,281.61	9.84
526 - 550	1,093	95,031,620.90	15.84
551 - 575	969	84,453,630.20	14.08
576 - 600	1,002	89,087,629.95	14.85
601 - 625	985	90,014,871.82	15.00
626 - 650	803	73,799,287.85	12.30
651 - 675	436	43,215,157.29	7.20
676 - 700	262	23,623,344.37	3.94
701 - 725	98	8,830,190.32	1.47
726 - 750	55	4,961,214.76	0.83
751 - 775	27	2,302,103.70	0.38
776 - 800	19	1,766,388.65	0.29
Total	6,811	600,009,871.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	6,165	535,034,183.95	89.17
PUD	289	32,509,653.38	5.42
Condominium	156	15,678,168.55	2.61
Townhouse	81	6,892,871.24	1.15
Two-Four Family	47	5,265,007.07	0.88
Manufactured Housing	73	4,629,987.33	0.77
Total	6,811	600,009,871.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY STATUS:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary	6,642	589,411,945.69	98.23
Investor	118	7,355,492.39	1.23
Second Home	51	3,242,433.44	0.54
Total	6,811	600,009,871.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full Documentation	6,033	514,135,036.91	85.69
Stated Documentation	495	51,743,130.52	8.62
Limited Documentation	283	34,131,704.09	5.69
Total	6,811	600,009,871.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
First Lien	6,026	573,940,765.73	95.66
Second Lien	785	26,069,105.79	4.34
Total	6,811	600,009,871.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT GRADE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
A+	513	45,239,911.68	7.54
A1	2,371	236,170,625.80	39.36
A2	1,929	172,194,763.23	28.70
B	959	75,106,429.09	12.52
C1	659	43,834,907.98	7.31
C2	271	19,699,122.50	3.28
D	109	7,764,111.24	1.29
Total	6,811	600,009,871.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
2/28 ARM	2,184	239,602,231.47	39.93
Fixed Rate	3,445	233,723,906.66	38.95
3/27 ARM	718	82,881,675.76	13.81
6 Mo LIBOR ARM	349	36,056,624.53	6.01
Fixed Rate Balloon	115	7,745,433.10	1.29
Total	6,811	600,009,871.52	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Level Pay	6,696	592,264,438.42	98.71
Balloon	115	7,745,433.10	1.29
Total	6,811	600,009,871.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAYMENT PENALTY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Prepayment Penalty	4,291	418,804,729.85	69.80
No Prepayment Penalty	2,520	181,205,141.67	30.20
Total	6,811	600,009,871.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Cash Out Refinance	4,978	398,242,411.53	66.37
Rate/Term Refinance	1,375	152,227,013.10	25.37
Purchase	458	49,540,446.89	8.26
Total	6,811	600,009,871.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
PROPERTY TYPE	Number of	Outstanding as of	Outstanding as of
SECURED BY FIRST LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	5,487	512,280,294.73	89.26
PUD	224	30,605,114.78	5.33
Condominium	132	14,939,151.98	2.60
Townhouse	66	6,329,584.84	1.10
Two-Four Family	45	5,180,507.07	0.90
Manufactured Housing	72	4,606,112.33	0.80
Total	6,026	573,940,765.73	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
PROPERTY TYPE	Number of	Outstanding as of	Outstanding as of
SECURED BY SECOND LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	678	22,753,889.22	87.28
PUD	65	1,904,538.60	7.31
Condominium	24	739,016.57	2.83
Townhouse	15	563,286.40	2.16
Two-Four Family	2	84,500.00	0.32
Manufactured Housing	1	23,875.00	0.09
Total	785	26,069,105.79	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group I Home Equity Loans
As of the Statistical Calculation Date

TOTAL OUTSTANDING PRINCIPAL BALANCE:	$241,469,340
NUMBER OF LOANS:	3,560

			Minimum		Maximum
AVG OUTSTANDING PRINCIPAL BALANCE:	$67,828.47		$2,713.85		$591,200.00

WAVG COUPON RATE:	8.860%		5.500%		14.800%

WAVG COMBINED ORIGINAL LTV:	75.48%		4.62%		100.00%
WAVG SECOND MORTGAGE RATIO:	25.95%		0.00%		99.71%

WAVG CREDIT SCORE:	608		400		800

WAVG ORIGINAL TERM:	305	months	60	months	360	months
WAVG REMAINING TERM:	304	months	13	months	360	months
WAVG SEASONING:	1	months	0	months	74	months

TOP STATE CONC ($):	23.01 % Texas, 11.24 % California, 5.70 % Florida
MAXIMUM ZIP CODE CONC ($):	0.38% 39466

FIRST PAY DATE:		Nov 28, 1996		Mar 01, 2003
MATURE DATE:		Feb 05, 2004		Feb 01, 2033

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Arizona	51	4,207,809.53	1.74
Arkansas	45	2,227,600.44	0.92
California	230	27,136,150.02	11.24
Colorado	38	4,287,839.33	1.78
Connecticut	55	4,083,331.84	1.69
Delaware	7	369,228.72	0.15
Florida	185	13,754,863.73	5.70
Georgia	0	0.00	0.00
Idaho	10	509,507.53	0.21
Illinois	28	1,959,875.86	0.81
Indiana	57	3,189,178.84	1.32
Iowa	25	1,213,439.74	0.50
Kansas	48	2,317,946.21	0.96
Kentucky	33	1,568,648.97	0.65
Louisiana	141	8,593,947.78	3.56
Maine	31	2,428,730.14	1.01
Maryland	25	2,105,263.87	0.87
Massachusetts	47	3,687,491.31	1.53
Michigan	106	6,816,330.84	2.82
Minnesota	18	1,312,929.00	0.54
Mississippi	118	6,519,379.65	2.70
Missouri	84	4,197,866.48	1.74
Montana	5	357,557.32	0.15
Nebraska	28	1,325,382.21	0.55
Nevada	15	698,274.18	0.29
New Hampshire	28	2,164,987.92	0.90
New Jersey	101	6,250,127.67	2.59
New Mexico	34	2,296,405.02	0.95
New York	163	13,260,347.37	5.49
North Carolina	93	6,167,003.31	2.55
Ohio	102	7,125,206.08	2.95
Oklahoma	77	3,683,006.80	1.53
Oregon	22	1,494,435.40	0.62
Pennsylvania	169	9,500,938.18	3.93
Rhode Island	13	771,937.88	0.32
South Carolina	45	2,798,182.07	1.16
South Dakota	3	116,028.02	0.05
Tennessee	134	9,973,877.63	4.13
Texas	912	55,572,109.17	23.01
Utah	15	1,148,019.43	0.48
Vermont	2	105,801.45	0.04
Virginia	93	6,360,550.34	2.63
Washington	59	4,246,026.18	1.76
West Virginia	22	1,340,807.08	0.56
Wisconsin	33	1,540,487.70	0.64
Wyoming	10	684,481.52	0.28
Total	3,560	241,469,339.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN BALANCE ($):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
2,713 - 5,000	1	2,713.85	0.00
5,001 - 10,000	19	155,909.45	0.06
10,001 - 15,000	90	1,181,698.99	0.49
15,001 - 20,000	138	2,521,456.94	1.04
20,001 - 25,000	244	5,800,995.05	2.40
25,001 - 30,000	260	7,318,091.13	3.03
30,001 - 35,000	232	7,641,276.01	3.16
35,001 - 40,000	268	10,183,696.48	4.22
40,001 - 45,000	234	10,050,006.13	4.16
45,001 - 50,000	230	11,037,643.61	4.57
50,001 - 55,000	187	9,864,430.76	4.09
55,001 - 60,000	195	11,278,311.84	4.67
60,001 - 65,000	135	8,497,070.78	3.52
65,001 - 70,000	127	8,589,214.15	3.56
70,001 - 75,000	131	9,539,828.76	3.95
75,001 - 80,000	110	8,553,882.79	3.54
80,001 - 85,000	86	7,112,893.04	2.95
85,001 - 90,000	84	7,358,201.55	3.05
90,001 - 95,000	63	5,831,091.25	2.41
95,001 - 100,000	84	8,228,904.47	3.41
100,001 - 105,000	51	5,245,570.84	2.17
105,001 - 110,000	43	4,615,909.93	1.91
110,001 - 115,000	55	6,170,167.86	2.56
115,001 - 120,000	50	5,899,907.77	2.44
120,001 - 125,000	40	4,924,872.81	2.04
125,001 - 130,000	35	4,462,465.58	1.85
130,001 - 135,000	33	4,387,152.37	1.82
135,001 - 140,000	24	3,308,618.53	1.37
140,001 - 145,000	23	3,296,167.73	1.37
145,001 - 150,000	24	3,553,025.47	1.47
150,001 - 200,000	157	26,536,330.07	10.99
200,001 - 250,000	68	15,206,909.12	6.30
250,001 - 300,000	14	3,755,304.43	1.56
300,001 - 350,000	12	3,894,388.44	1.61
350,001 - 400,000	6	2,274,030.78	0.94
400,001 - 450,000	4	1,646,628.12	0.68
450,001 - 500,000	2	953,372.88	0.39
550,001 - 591,200	1	591,200.00	0.24
Total	3,560	241,469,339.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COUPON RATE (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
5.500 - 5.500	1	244,430.17	0.10
5.501 - 6.000	11	1,630,966.14	0.68
6.001 - 6.500	121	16,429,697.74	6.80
6.501 - 7.000	253	26,917,526.19	11.15
7.001 - 7.500	233	22,817,552.28	9.45
7.501 - 8.000	371	32,503,683.08	13.46
8.001 - 8.500	268	20,957,426.93	8.68
8.501 - 9.000	383	26,655,575.98	11.04
9.001 - 9.500	253	15,193,813.63	6.29
9.501 - 10.000	307	17,337,412.98	7.18
10.001 - 10.500	245	12,773,773.72	5.29
10.501 - 11.000	331	14,902,063.49	6.17
11.001 - 11.500	178	8,170,144.14	3.38
11.501 - 12.000	295	12,693,337.80	5.26
12.001 - 12.500	154	6,531,202.84	2.70
12.501 - 13.000	102	3,924,789.41	1.63
13.001 - 13.500	28	1,016,569.14	0.42
13.501 - 14.000	18	448,316.25	0.19
14.001 - 14.500	4	190,215.71	0.08
14.501 - 14.800	4	130,842.14	0.05
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 60	11	285,071.86	0.12
61 - 120	180	6,269,275.20	2.60
121 - 180	817	42,343,093.83	17.54
181 - 240	657	31,240,034.39	12.94
241 - 300	37	2,768,155.21	1.15
301 - 360	1,858	158,563,709.27	65.67
Total	3,560	241,469,339.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
13 - 60	11	285,071.86	0.12
61 - 120	191	6,822,822.53	2.83
121 - 180	815	42,265,475.03	17.50
181 - 240	648	30,764,105.86	12.74
241 - 300	38	2,786,274.94	1.15
301 - 360	1,857	158,545,589.54	65.66
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	1,078	73,376,502.06	30.39
1 - 12	2,474	167,765,310.79	69.48
13 - 24	2	85,051.07	0.04
37 - 48	1	2,713.85	0.00
61 - 72	3	166,800.58	0.07
73 - 74	2	72,961.41	0.03
Total	3,560	241,469,339.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
COMBINED ORIGINAL LTV	Number of	Outstanding as of	Outstanding as of
(%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
4.62 - 5.00	1	14,957.40	0.01
5.01 - 10.00	1	54,954.01	0.02
10.01 - 15.00	13	380,476.06	0.16
15.01 - 20.00	15	603,492.15	0.25
20.01 - 25.00	29	1,078,127.27	0.45
25.01 - 30.00	33	1,242,857.53	0.51
30.01 - 35.00	41	1,522,873.15	0.63
35.01 - 40.00	63	2,577,614.46	1.07
40.01 - 45.00	60	2,629,232.12	1.09
45.01 - 50.00	91	5,329,800.62	2.21
50.01 - 55.00	131	8,029,821.90	3.33
55.01 - 60.00	170	10,223,281.14	4.23
60.01 - 65.00	192	10,587,478.65	4.38
65.01 - 70.00	318	22,311,435.80	9.24
70.01 - 75.00	374	26,575,637.76	11.01
75.01 - 80.00	880	64,038,233.96	26.52
80.01 - 85.00	453	31,722,455.41	13.14
85.01 - 90.00	455	39,099,812.11	16.19
90.01 - 95.00	79	8,797,646.89	3.64
95.01 - 100.00	161	4,649,151.37	1.93
Total	3,560	241,469,339.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SECOND MORTGAGE RATIO:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0.00	2,775	215,400,233.97	89.20
0.01 - 5.00	1	10,600.00	0.00
5.01 - 10.00	82	1,458,819.24	0.60
10.01 - 15.00	128	3,241,037.39	1.34
15.01 - 20.00	237	7,398,936.51	3.06
20.01 - 25.00	99	3,363,001.21	1.39
25.01 - 30.00	75	3,049,348.91	1.26
30.01 - 35.00	55	2,433,116.52	1.01
35.01 - 40.00	43	1,828,612.49	0.76
40.01 - 45.00	21	1,142,839.62	0.47
45.01 - 50.00	16	876,562.04	0.36
50.01 - 55.00	5	163,451.94	0.07
55.01 - 60.00	5	231,854.67	0.10
60.01 - 65.00	6	249,498.07	0.10
65.01 - 70.00	1	25,867.53	0.01
70.01 - 75.00	5	292,623.66	0.12
80.01 - 85.00	1	53,760.00	0.02
85.01 - 90.00	1	63,100.00	0.03
90.01 - 95.00	1	70,320.00	0.03
95.01 - 99.71	3	115,755.99	0.05
Total	3,560	241,469,339.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Not Available	21	758,081.02	0.31
376 - 400	1	14,992.92	0.01
401 - 425	3	173,261.43	0.07
426 - 450	12	676,585.97	0.28
451 - 475	35	2,022,926.85	0.84
476 - 500	89	4,567,761.36	1.89
501 - 525	245	13,684,870.04	5.67
526 - 550	417	23,915,262.59	9.90
551 - 575	430	24,746,407.38	10.25
576 - 600	530	35,357,800.22	14.64
601 - 625	581	39,331,709.19	16.29
626 - 650	530	40,220,068.93	16.66
651 - 675	307	26,859,838.43	11.12
676 - 700	197	16,192,332.20	6.71
701 - 725	76	5,802,015.80	2.40
726 - 750	47	3,925,501.72	1.63
751 - 775	22	1,703,043.45	0.71
776 - 800	17	1,516,880.26	0.63
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	3,219	217,118,232.77	89.92
PUD	162	11,191,489.82	4.63
Condominium	71	5,571,845.98	2.31
Townhouse	40	2,999,534.89	1.24
Manufactured Housing	43	2,501,737.39	1.04
Two-Four Family	25	2,086,498.91	0.86
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY STATUS:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary	3,468	237,027,321.52	98.16
Investor	61	3,020,541.55	1.25
Second Home	31	1,421,476.69	0.59
Total	3,560	241,469,339.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full Documentation	3,177	208,169,934.85	86.21
Stated Documentation	236	19,860,594.28	8.22
Limited Documentation	147	13,438,810.63	5.57
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
First Lien	2,775	215,400,233.97	89.20
Second Lien	785	26,069,105.79	10.80
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT GRADE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
A+	424	34,985,687.25	14.49
A1	1,442	114,077,101.28	47.24
A2	860	49,484,647.83	20.49
B	389	19,431,250.27	8.05
C1	249	11,327,874.88	4.69
C2	89	4,499,794.96	1.86
D	107	7,662,983.29	3.17
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Fixed Rate	3,445	233,723,906.66	96.79
Fixed Rate Balloon	115	7,745,433.10	3.21
Total	3,560	241,469,339.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Level Pay	3,445	233,723,906.66	96.79
Balloon	115	7,745,433.10	3.21
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAYMENT PENALTY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Prepayment Penalty	1,914	146,033,785.65	60.48
No Prepayment Penalty	1,646	95,435,554.11	39.52
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Cash Out Refinance	2,804	175,781,302.36	72.80
Rate/Term Refinance	555	52,981,778.68	21.94
Purchase	201	12,706,258.72	5.26
Total	3,560	241,469,339.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
PROPERTY TYPE	Number of	Outstanding as of	Outstanding as of
SECURED BY FIRST LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	2,541	194,364,343.55	90.23
PUD	97	9,286,951.22	4.31
Condominium	47	4,832,829.41	2.24
Manufactured Housing	42	2,477,862.39	1.15
Townhouse	25	2,436,248.49	1.13
Two-Four Family	23	2,001,998.91	0.93
Total	2,775	215,400,233.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
PROPERTY TYPE	Number of	Outstanding as of	Outstanding as of
SECURED BY SECOND LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	678	22,753,889.22	87.28
PUD	65	1,904,538.60	7.31
Condominium	24	739,016.57	2.83
Townhouse	15	563,286.40	2.16
Two-Four Family	2	84,500.00	0.32
Manufactured Housing	1	23,875.00	0.09
Total	785	26,069,105.79	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group II Home Equity Loans
As of the Statistical Calculation Date

TOTAL OUTSTANDING PRINCIPAL BALANCE:	$179,317,488
NUMBER OF LOANS:	1,604

			Minimum		Maximum
AVG OUTSTANDING PRINCIPAL BALANCE:	$111,793.95		$14,969.07		$319,666.92
WAVG COUPON RATE:	8.496%		4.990%		12.400%

ARM CHARACTERISTICS:
WAVG GROSS MARGIN:	8.306%		1.700%		12.200%
WAVG INITIAL RATE CAP:	2.407%		1.000%		6.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%
WAVG MINIMUM RATE:	8.495%		4.990%		12.400%
WAVG MAXIMUM RATE:	15.477%		11.990%		19.400%

WAVG COUPON RATE ADJUSTMENT:	28	months	4	months	36	months

SIX MONTH ADJUSTABLE RATE LOANS:
WAVG COUPON RATE ADJUSTMENT:	5	months	4	months	6	months
WAVG INITIAL RATE CAP:	1.000%		1.000%		1.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%

TWO YEAR ADJUSTABLE RATE LOANS:
WAVG COUPON RATE ADJUSTMENT:	23	months	15	months	24	months
WAVG INITIAL RATE CAP:	2.039%		1.000%		6.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%

THREE YEAR ADJUSTABLE RATE LOANS:
WAVG COUPON RATE ADJUSTMENT:	35	months	27	months	36	months
WAVG INITIAL RATE CAP:	2.932%		1.000%		3.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%

WAVG COMBINED ORIGINAL LTV:	81.39%		16.95%		100.00%
WAVG CREDIT SCORE:	576		440		777
WAVG ORIGINAL TERM:	360	months	240	months	360	months
WAVG REMAINING TERM:	359	months	239	months	360	months
WAVG SEASONING:	1	months	0	months	9	months

TOP STATE CONC ($):	17.19 % California, 9.66 % Texas, 7.82 % Ohio
MAXIMUM ZIP CODE CONC ($):	0.59% 92336

FIRST PAY DATE:		May 01, 2002		Mar 01, 2003
MATURE DATE:		Dec 01, 2022		Feb 01, 2033
INITIAL RATE ADJUSTMENT DATE:		May 01, 2003		Feb 01, 2006
NEXT RATE ADJUSTMENT DATE:		May 01, 2003		Feb 01, 2006

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Arizona	52	5,385,798.45	3.00
Arkansas	8	731,514.06	0.41
California	163	30,827,100.15	17.19
Colorado	50	8,556,464.35	4.77
Connecticut	19	2,997,673.12	1.67
Delaware	3	373,484.65	0.21
Florida	104	12,276,331.86	6.85
Georgia	0	0.00	0.00
Idaho	17	1,845,171.85	1.03
Illinois	60	6,096,044.91	3.40
Indiana	57	5,275,353.97	2.94
Iowa	28	2,121,020.42	1.18
Kansas	16	1,550,047.17	0.86
Kentucky	18	1,667,135.75	0.93
Louisiana	29	3,122,276.49	1.74
Maine	13	1,348,762.12	0.75
Maryland	2	379,739.66	0.21
Massachusetts	32	4,966,609.89	2.77
Michigan	38	4,455,629.88	2.48
Minnesota	13	1,075,168.90	0.60
Mississippi	12	827,579.17	0.46
Missouri	96	9,236,014.04	5.15
Montana	3	374,901.02	0.21
Nebraska	10	739,215.88	0.41
Nevada	7	999,699.60	0.56
New Hampshire	2	248,331.10	0.14
New Jersey	10	1,408,145.01	0.79
New Mexico	14	1,558,582.21	0.87
New York	46	4,726,854.76	2.64
North Carolina	100	9,491,452.66	5.29
Ohio	137	14,027,709.44	7.82
Oklahoma	13	856,356.76	0.48
Oregon	10	1,254,823.92	0.70
Pennsylvania	53	4,830,704.87	2.69
Rhode Island	5	701,451.13	0.39
South Carolina	17	1,367,598.16	0.76
Tennessee	40	3,989,754.87	2.22
Texas	204	17,322,534.80	9.66
Utah	2	295,959.75	0.17
Virginia	18	1,920,064.60	1.07
Washington	25	2,798,560.66	1.56
West Virginia	2	60,411.59	0.03
Wisconsin	51	4,923,736.13	2.75
Wyoming	5	305,718.67	0.17
Total	1,604	179,317,488.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN BALANCE ($):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
14,969 - 15,000	1	14,969.07	0.01
15,001 - 20,000	1	17,237.64	0.01
20,001 - 25,000	6	141,569.02	0.08
25,001 - 30,000	23	657,760.47	0.37
30,001 - 35,000	27	903,465.48	0.50
35,001 - 40,000	51	1,934,466.95	1.08
40,001 - 45,000	48	2,057,647.35	1.15
45,001 - 50,000	52	2,479,857.53	1.38
50,001 - 55,000	65	3,437,885.09	1.92
55,001 - 60,000	74	4,280,910.32	2.39
60,001 - 65,000	54	3,382,721.27	1.89
65,001 - 70,000	79	5,357,218.70	2.99
70,001 - 75,000	82	5,941,589.69	3.31
75,001 - 80,000	76	5,913,434.40	3.30
80,001 - 85,000	55	4,553,247.58	2.54
85,001 - 90,000	62	5,466,800.40	3.05
90,001 - 95,000	43	3,977,373.80	2.22
95,001 - 100,000	63	6,167,622.84	3.44
100,001 - 105,000	40	4,108,575.19	2.29
105,001 - 110,000	39	4,213,568.78	2.35
110,001 - 115,000	39	4,385,382.33	2.45
115,001 - 120,000	52	6,111,609.25	3.41
120,001 - 125,000	39	4,785,860.74	2.67
125,001 - 130,000	36	4,590,636.67	2.56
130,001 - 135,000	35	4,646,105.89	2.59
135,001 - 140,000	36	4,959,700.84	2.77
140,001 - 145,000	24	3,440,637.26	1.92
145,001 - 150,000	35	5,186,392.57	2.89
150,001 - 200,000	197	34,340,775.64	19.15
200,001 - 250,000	102	22,682,624.45	12.65
250,001 - 300,000	55	15,156,615.51	8.45
300,001 - 319,667	13	4,023,225.73	2.24
Total	1,604	179,317,488.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COUPON RATE (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
4.990 - 5.000	1	210,485.25	0.12
5.001 - 5.500	1	243,432.74	0.14
5.501 - 6.000	16	2,436,660.89	1.36
6.001 - 6.500	43	7,490,082.00	4.18
6.501 - 7.000	126	17,494,261.79	9.76
7.001 - 7.500	124	16,918,155.43	9.43
7.501 - 8.000	220	28,765,103.35	16.04
8.001 - 8.500	175	21,892,859.79	12.21
8.501 - 9.000	286	31,261,852.90	17.43
9.001 - 9.500	156	15,250,739.31	8.50
9.501 - 10.000	195	18,197,774.26	10.15
10.001 - 10.500	79	6,893,752.55	3.84
10.501 - 11.000	125	8,066,813.18	4.50
11.001 - 11.500	47	3,515,857.52	1.96
11.501 - 12.000	8	586,629.82	0.33
12.001 - 12.400	2	93,027.67	0.05
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
1.700 - 2.000	2	357,479.58	0.20
3.501 - 4.000	1	81,167.17	0.05
4.001 - 4.500	2	361,326.07	0.20
4.501 - 5.000	1	135,000.00	0.08
5.001 - 5.500	4	672,504.23	0.38
5.501 - 6.000	19	2,940,761.39	1.64
6.001 - 6.500	44	7,347,258.53	4.10
6.501 - 7.000	113	16,093,021.25	8.97
7.001 - 7.500	164	22,090,537.58	12.32
7.501 - 8.000	188	24,063,285.78	13.42
8.001 - 8.500	210	24,387,620.60	13.60
8.501 - 9.000	268	30,869,764.81	17.22
9.001 - 9.500	175	17,390,423.78	9.70
9.501 - 10.000	164	14,213,035.48	7.93
10.001 - 10.500	86	7,647,371.11	4.26
10.501 - 11.000	119	7,538,130.02	4.20
11.001 - 11.500	42	3,035,773.40	1.69
11.501 - 12.000	1	56,977.67	0.03
12.001 - 12.200	1	36,050.00	0.02
Total	1,604	179,317,488.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
11.990 - 12.000	1	210,485.25	0.12
12.001 - 12.500	2	480,967.81	0.27
12.501 - 13.000	17	2,606,360.38	1.45
13.001 - 13.500	46	7,971,043.94	4.45
13.501 - 14.000	126	17,503,396.69	9.76
14.001 - 14.500	122	16,337,308.02	9.11
14.501 - 15.000	224	29,074,378.37	16.21
15.001 - 15.500	178	22,248,115.20	12.41
15.501 - 16.000	285	31,456,225.87	17.54
16.001 - 16.500	152	14,887,827.98	8.30
16.501 - 17.000	191	17,515,291.88	9.77
17.001 - 17.500	79	6,878,679.12	3.84
17.501 - 18.000	125	8,066,813.18	4.50
18.001 - 18.500	46	3,400,937.27	1.90
18.501 - 19.000	8	586,629.82	0.33
19.001 - 19.400	2	93,027.67	0.05
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE ADJ DATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
May 2003	10	1,105,680.97	0.62
June 2003	8	676,470.60	0.38
July 2003	10	890,758.82	0.50
April 2004	1	224,777.29	0.13
August 2004	2	131,831.88	0.07
September 2004	1	87,588.06	0.05
October 2004	17	2,125,243.77	1.19
November 2004	290	31,827,781.05	17.75
December 2004	317	34,509,090.78	19.24
January 2005	267	30,405,730.29	16.96
February 2005	2	280,800.00	0.16
April 2005	1	39,891.73	0.02
August 2005	1	149,052.37	0.08
September 2005	5	482,356.81	0.27
October 2005	7	689,800.95	0.38
November 2005	278	32,163,966.38	17.94
December 2005	212	23,802,844.30	13.27
January 2006	174	19,552,576.40	10.90
February 2006	1	171,246.00	0.10
Total	1,604	179,317,488.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
240 - 240	1	59,410.79	0.03
301 - 360	1,603	179,258,077.66	99.97
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
239 - 240	1	59,410.79	0.03
301 - 360	1,603	179,258,077.66	99.97
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	458	51,880,391.51	28.93
1 - 9	1,146	127,437,096.94	71.07
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
COMBINED ORIGINAL LTV	Number of	Outstanding as of	Outstanding as of
(%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
16.95 - 20.00	2	69,048.84	0.04
20.01 - 25.00	3	233,702.53	0.13
25.01 - 30.00	6	274,400.79	0.15
30.01 - 35.00	5	493,630.16	0.28
35.01 - 40.00	9	791,070.43	0.44
40.01 - 45.00	10	538,423.04	0.30
45.01 - 50.00	33	2,145,938.33	1.20
50.01 - 55.00	21	1,268,567.20	0.71
55.01 - 60.00	47	4,474,991.52	2.50
60.01 - 65.00	47	4,698,458.60	2.62
65.01 - 70.00	94	8,807,550.22	4.91
70.01 - 75.00	136	12,867,545.49	7.18
75.01 - 80.00	356	40,182,321.50	22.41
80.01 - 85.00	272	31,231,938.14	17.42
85.01 - 90.00	462	57,790,671.76	32.23
90.01 - 95.00	86	11,520,992.50	6.42
95.01 - 100.00	15	1,928,237.40	1.08
Total	1,604	179,317,488.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Not Available	5	411,457.10	0.23
426 - 450	2	131,659.80	0.07
451 - 475	20	1,167,721.81	0.65
476 - 500	68	5,505,828.32	3.07
501 - 525	221	22,916,086.59	12.78
526 - 550	330	36,080,303.35	20.12
551 - 575	269	30,481,615.53	17.00
576 - 600	232	25,446,755.60	14.19
601 - 625	210	26,123,683.84	14.57
626 - 650	124	15,608,021.14	8.70
651 - 675	64	8,399,549.56	4.68
676 - 700	37	4,363,499.02	2.43
701 - 725	12	1,392,161.84	0.78
726 - 750	6	767,762.59	0.43
751 - 775	3	389,560.25	0.22
776 - 777	1	131,822.11	0.07
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	1,441	158,396,590.60	88.33
PUD	69	9,905,413.02	5.52
Condominium	52	6,277,575.58	3.50
Two-Four Family	15	1,933,560.33	1.08
Townhouse	13	1,693,387.31	0.94
Manufactured Housing	14	1,110,961.61	0.62
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY STATUS:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary	1,576	177,047,196.98	98.73
Investor	19	1,625,566.75	0.91
Second Home	9	644,724.72	0.36
Total	1,604	179,317,488.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full Documentation	1,389	151,116,546.13	84.27
Stated Documentation	152	19,334,746.97	10.78
Limited Documentation	63	8,866,195.35	4.94
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
First Lien	1,604	179,317,488.45	100.00
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT GRADE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
A+	49	6,305,557.61	3.52
A1	445	57,774,091.73	32.22
A2	596	68,877,974.00	38.41
B	263	26,131,334.48	14.57
C1	181	14,914,657.52	8.32
C2	68	5,212,745.16	2.91
D	2	101,127.95	0.06
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
2/28 ARM	897	99,592,843.12	55.54
3/27 ARM	679	77,051,734.94	42.97
6 Mo LIBOR ARM	28	2,672,910.39	1.49
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAYMENT PENALTY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Prepayment Penalty	1,115	133,354,355.95	74.37
No Prepayment Penalty	489	45,963,132.50	25.63
Total	1,604	179,317,488.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Cash Out Refinance	1,047	108,868,140.10	60.71
Rate/Term Refinance	374	45,800,554.47	25.54
Purchase	183	24,648,793.88	13.75
Total	1,604	179,317,488.45	100.00

			% of Aggregate
		Principal Balance	Principal Balance
PROPERTY TYPE	Number of	Outstanding as of	Outstanding as of
SECURED BY FIRST LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	1,441	158,396,590.60	88.33
PUD	69	9,905,413.02	5.52
Condominium	52	6,277,575.58	3.50
Two-Four Family	15	1,933,560.33	1.08
Townhouse	13	1,693,387.31	0.94
Manufactured Housing	14	1,110,961.61	0.62
Total	1,604	179,317,488.45	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group III Home Equity Loans
As of the Statistical Calculation Date

TOTAL OUTSTANDING PRINCIPAL BALANCE:	$179,223,043
NUMBER OF LOANS:	1,647

			Minimum		Maximum
AVG OUTSTANDING PRINCIPAL BALANCE:	$108,817.88		$14,741.16		$628,562.79

WAVG COUPON RATE:	8.512%		5.000%		13.450%

ARM CHARACTERISTICS:
WAVG GROSS MARGIN:	8.380%		3.200%		12.950%
WAVG INITIAL RATE CAP:	1.868%		1.000%		4.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%
WAVG MINIMUM RATE:	8.512%		5.000%		13.450%
WAVG MAXIMUM RATE:	15.463%		11.900%		20.450%

WAVG COUPON RATE ADJUSTMENT:	20	months	1	months	36	months

SIX MONTH ADJUSTABLE RATE LOANS:
WAVG COUPON RATE ADJUSTMENT:	5	months	1	months	6	months
WAVG INITIAL RATE CAP:	1.000%		1.000%		1.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%

TWO YEAR ADJUSTABLE RATE LOANS:
WAVG COUPON RATE ADJUSTMENT:	23	months	1	months	24	months
WAVG INITIAL RATE CAP:	2.040%		1.000%		4.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%

THREE YEAR ADJUSTABLE RATE LOANS:
WAVG COUPON RATE ADJUSTMENT:	35	months	34	months	36	months
WAVG INITIAL RATE CAP:	2.701%		1.000%		3.000%
WAVG SEMI-ANNUAL RATE CAP:	1.000%		1.000%		1.000%

WAVG COMBINED ORIGINAL LTV:	80.25%		14.63%		100.00%
WAVG CREDIT SCORE:	575		421		777
WAVG ORIGINAL TERM:	358	months	120	months	360	months
WAVG REMAINING TERM:	357	months	120	months	360	months
WAVG SEASONING:	1	months	0	months	73	months

TOP STATE CONC ($):	16.32 % California, 6.21 % Texas, 6.09 % Ohio
MAXIMUM ZIP CODE CONC ($):	0.52% 22030

FIRST PAY DATE:		Jan 01, 1997		Mar 01, 2003
MATURE DATE:		Jan 15, 2013		Feb 01, 2033
INITIAL RATE ADJUSTMENT DATE:		Jun 01, 1997		Jan 01, 2006
NEXT RATE ADJUSTMENT DATE:		Feb 01, 2003		Jan 01, 2006

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Arizona	37	4,220,054.92	2.35
Arkansas	15	1,091,352.34	0.61
California	137	29,241,109.60	16.32
Colorado	26	5,258,389.90	2.93
Connecticut	10	875,885.93	0.49
Delaware	4	419,299.90	0.23
Florida	93	10,645,592.19	5.94
Georgia	0	0.00	0.00
Idaho	4	364,917.69	0.20
Illinois	16	1,649,896.94	0.92
Indiana	57	5,159,618.61	2.88
Iowa	26	1,590,968.86	0.89
Kansas	18	1,548,445.33	0.86
Kentucky	53	4,924,768.01	2.75
Louisiana	61	4,475,492.82	2.50
Maine	16	2,256,136.31	1.26
Maryland	6	867,125.83	0.48
Massachusetts	16	3,144,140.05	1.75
Michigan	120	10,864,500.52	6.06
Minnesota	7	828,305.30	0.46
Mississippi	50	3,748,795.45	2.09
Missouri	73	6,218,305.69	3.47
Montana	5	392,446.76	0.22
Nebraska	10	547,146.42	0.31
Nevada	7	855,176.77	0.48
New Hampshire	9	1,566,324.49	0.87
New Jersey	51	7,901,913.46	4.41
New Mexico	11	915,802.55	0.51
New York	36	4,284,059.26	2.39
North Carolina	66	6,731,965.13	3.76
Ohio	133	10,915,144.70	6.09
Oklahoma	33	2,237,972.32	1.25
Oregon	6	753,997.18	0.42
Pennsylvania	66	5,541,100.78	3.09
Rhode Island	7	1,046,736.98	0.58
South Carolina	15	1,338,760.54	0.75
South Dakota	1	72,900.00	0.04
Tennessee	56	5,409,059.15	3.02
Texas	120	11,138,412.04	6.21
Utah	11	1,564,680.32	0.87
Vermont	1	61,949.37	0.03
Virginia	48	6,674,981.60	3.72
Washington	23	2,575,790.22	1.44
West Virginia	6	264,539.36	0.15
Wisconsin	77	6,567,465.74	3.66
Wyoming	4	471,615.98	0.26
Total	1,647	179,223,043.31	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN BALANCE ($):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
14,741 - 15,000	1	14,741.16	0.01
15,001 - 20,000	7	128,447.83	0.07
20,001 - 25,000	25	602,458.76	0.34
25,001 - 30,000	33	928,186.80	0.52
30,001 - 35,000	43	1,417,538.98	0.79
35,001 - 40,000	51	1,925,462.96	1.07
40,001 - 45,000	60	2,566,444.71	1.43
45,001 - 50,000	69	3,294,360.49	1.84
50,001 - 55,000	75	3,951,007.68	2.20
55,001 - 60,000	89	5,153,021.20	2.88
60,001 - 65,000	77	4,846,596.98	2.70
65,001 - 70,000	92	6,242,322.96	3.48
70,001 - 75,000	79	5,744,444.55	3.21
75,001 - 80,000	64	4,966,029.85	2.77
80,001 - 85,000	61	5,052,038.73	2.82
85,001 - 90,000	60	5,273,585.24	2.94
90,001 - 95,000	51	4,727,762.15	2.64
95,001 - 100,000	73	7,107,684.86	3.97
100,001 - 105,000	45	4,625,442.45	2.58
105,001 - 110,000	44	4,722,197.02	2.63
110,001 - 115,000	36	4,045,773.56	2.26
115,001 - 120,000	38	4,482,852.01	2.50
120,001 - 125,000	24	2,942,170.54	1.64
125,001 - 130,000	36	4,592,470.24	2.56
130,001 - 135,000	31	4,109,861.13	2.29
135,001 - 140,000	27	3,717,717.55	2.07
140,001 - 145,000	17	2,413,629.22	1.35
145,001 - 150,000	18	2,660,066.06	1.48
150,001 - 200,000	149	25,560,876.35	14.26
200,001 - 250,000	70	15,658,976.03	8.74
250,001 - 300,000	36	9,849,260.84	5.50
300,001 - 350,000	26	8,539,971.87	4.76
350,001 - 400,000	19	7,248,924.04	4.04
400,001 - 450,000	11	4,752,806.63	2.65
450,001 - 500,000	3	1,467,247.61	0.82
500,001 - 550,000	5	2,668,133.43	1.49
550,001 - 600,000	1	593,968.05	0.33
600,001 - 628,563	1	628,562.79	0.35
Total	1,647	179,223,043.31	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COUPON RATE (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
5.000 - 5.000	1	79,400.14	0.04
5.001 - 5.500	9	1,333,038.01	0.74
5.501 - 6.000	27	3,712,327.20	2.07
6.001 - 6.500	46	7,191,126.78	4.01
6.501 - 7.000	126	19,639,146.21	10.96
7.001 - 7.500	145	19,866,612.90	11.08
7.501 - 8.000	202	24,336,080.41	13.58
8.001 - 8.500	146	16,870,556.64	9.41
8.501 - 9.000	253	25,806,215.77	14.40
9.001 - 9.500	172	17,859,208.88	9.96
9.501 - 10.000	215	19,543,565.27	10.90
10.001 - 10.500	123	9,242,205.52	5.16
10.501 - 11.000	117	9,206,738.00	5.14
11.001 - 11.500	42	3,097,124.49	1.73
11.501 - 12.000	15	1,049,648.13	0.59
12.001 - 12.500	4	150,305.99	0.08
12.501 - 13.000	2	158,367.69	0.09
13.001 - 13.450	2	81,375.28	0.05
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
3.200 - 3.500	1	70,950.89	0.04
4.001 - 4.500	2	375,806.17	0.21
4.501 - 5.000	4	717,269.08	0.40
5.001 - 5.500	7	1,203,841.86	0.67
5.501 - 6.000	23	3,727,542.04	2.08
6.001 - 6.500	56	7,225,397.77	4.03
6.501 - 7.000	118	17,710,583.45	9.88
7.001 - 7.500	164	22,599,122.27	12.61
7.501 - 8.000	172	21,425,234.03	11.95
8.001 - 8.500	176	19,941,164.43	11.13
8.501 - 9.000	224	23,803,525.38	13.28
9.001 - 9.500	186	19,149,980.10	10.68
9.501 - 10.000	183	16,138,348.90	9.00
10.001 - 10.500	147	11,060,384.18	6.17
10.501 - 11.000	132	10,360,098.48	5.78
11.001 - 11.500	35	2,788,319.95	1.56
11.501 - 12.000	14	818,910.67	0.46
12.501 - 12.950	3	106,563.66	0.06
Total	1,647	179,223,043.31	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
11.900 - 12.000	2	223,400.14	0.12
12.001 - 12.500	10	1,575,664.87	0.88
12.501 - 13.000	28	3,912,155.00	2.18
13.001 - 13.500	48	7,415,951.34	4.14
13.501 - 14.000	137	20,639,211.68	11.52
14.001 - 14.500	149	20,212,494.78	11.28
14.501 - 15.000	204	24,771,312.62	13.82
15.001 - 15.500	149	17,635,449.33	9.84
15.501 - 16.000	244	24,903,844.41	13.90
16.001 - 16.500	168	17,077,276.50	9.53
16.501 - 17.000	212	19,000,537.32	10.60
17.001 - 17.500	117	8,445,911.91	4.71
17.501 - 18.000	114	8,873,011.83	4.95
18.001 - 18.500	42	3,097,124.49	1.73
18.501 - 19.000	16	1,182,827.44	0.66
19.001 - 19.500	4	150,305.99	0.08
19.501 - 20.000	1	25,188.38	0.01
20.001 - 20.450	2	81,375.28	0.05
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE ADJ DATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
February 2003	2	104,902.52	0.06
March 2003	2	308,685.10	0.17
April 2003	1	91,657.15	0.05
May 2003	133	13,948,043.22	7.78
June 2003	111	11,119,163.40	6.20
July 2003	73	7,881,198.78	4.40
May 2004	1	138,891.75	0.08
July 2004	3	134,760.21	0.08
September 2004	2	158,639.82	0.09
October 2004	17	2,343,621.38	1.31
November 2004	420	46,149,941.94	25.75
December 2004	422	45,850,561.08	25.58
January 2005	419	45,030,736.14	25.13
February 2005	2	132,300.00	0.07
November 2005	5	1,115,865.01	0.62
December 2005	18	2,805,043.48	1.57
January 2006	16	1,909,032.33	1.07
Total	1,647	179,223,043.31	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
120 - 120	1	64,972.00	0.04
121 - 180	16	739,469.25	0.41
181 - 240	14	1,155,661.06	0.64
241 - 300	1	29,704.74	0.02
301 - 360	1,615	177,233,236.26	98.89
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
120 - 120	1	64,972.00	0.04
121 - 180	16	739,469.25	0.41
181 - 240	14	1,155,661.06	0.64
241 - 300	3	232,820.08	0.13
301 - 360	1,613	177,030,120.92	98.78
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (MONTHS):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	510	54,953,267.25	30.66
1 - 12	1,135	124,066,660.72	69.22
61 - 72	1	69,936.03	0.04
73 - 73	1	133,179.31	0.07
Total	1,647	179,223,043.31	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIGINAL LTV (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
14.63 - 15.00	1	35,100.00	0.02
15.01 - 20.00	6	185,592.71	0.10
20.01 - 25.00	8	272,935.66	0.15
25.01 - 30.00	4	169,968.60	0.09
30.01 - 35.00	13	711,491.13	0.40
35.01 - 40.00	7	309,604.69	0.17
40.01 - 45.00	20	1,572,611.69	0.88
45.01 - 50.00	28	1,531,654.76	0.85
50.01 - 55.00	31	2,407,734.08	1.34
55.01 - 60.00	48	3,464,912.78	1.93
60.01 - 65.00	61	4,631,454.35	2.58
65.01 - 70.00	125	11,835,412.52	6.60
70.01 - 75.00	164	15,717,224.07	8.77
75.01 - 80.00	337	38,639,099.72	21.56
80.01 - 85.00	258	28,431,419.17	15.86
85.01 - 90.00	479	61,101,311.83	34.09
90.01 - 95.00	50	6,948,790.85	3.88
95.01 - 100.00	7	1,256,724.70	0.70
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Not Available	11	735,537.27	0.41
401 - 425	1	45,147.75	0.03
426 - 450	7	336,396.54	0.19
451 - 475	29	1,925,633.78	1.07
476 - 500	60	5,423,158.18	3.03
501 - 525	232	22,427,324.98	12.51
526 - 550	346	35,036,054.96	19.55
551 - 575	270	29,225,607.29	16.31
576 - 600	240	28,283,074.13	15.78
601 - 625	194	24,559,478.79	13.70
626 - 650	149	17,971,197.78	10.03
651 - 675	65	7,955,769.30	4.44
676 - 700	28	3,067,513.15	1.71
701 - 725	10	1,636,012.68	0.91
726 - 750	2	267,950.45	0.15
751 - 775	2	209,500.00	0.12
776 - 777	1	117,686.28	0.07
Total	1,647	179,223,043.31	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	1,505	159,519,360.58	89.01
PUD	58	11,412,750.54	6.37
Condominium	33	3,828,746.99	2.14
Townhouse	28	2,199,949.04	1.23
Two-Four Family	7	1,244,947.83	0.69
Manufactured Housing	16	1,017,288.33	0.57
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY STATUS:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary	1,598	175,337,427.19	97.83
Investor	38	2,709,384.09	1.51
Second Home	11	1,176,232.03	0.66
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full Documentation	1,467	154,848,555.93	86.40
Stated Documentation	107	12,547,789.27	7.00
Limited Documentation	73	11,826,698.11	6.60
Total	1,647	179,223,043.31	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT GRADE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
A+	40	3,948,666.82	2.20
A1	484	64,319,432.79	35.89
A2	473	53,832,141.40	30.04
B	307	29,543,844.34	16.48
C1	229	17,592,375.58	9.82
C2	114	9,986,582.38	5.57
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
2/28 ARM	1,287	140,009,388.35	78.12
6 Mo LIBOR ARM	321	33,383,714.14	18.63
3/27 LIBOR ARM	39	5,829,940.82	3.25
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAYMENT PENALTY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Prepayment Penalty	1,262	139,416,588.25	77.79
No Prepayment Penalty	385	39,806,455.06	22.21
Total	1,647	179,223,043.31	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Home equity loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Cash Out Refinance	1,127	113,592,969.07	63.38
Rate/Term Refinance	446	53,444,679.95	29.82
Purchase	74	12,185,394.29	6.80
Total	1,647	179,223,043.31	100.00

			% of Aggregate
		Principal Balance	Principal Balance
PROPERTY TYPE	Number of	Outstanding as of	Outstanding as of
SECURED BY FIRST LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	1,505	159,519,360.58	89.01
PUD	58	11,412,750.54	6.37
Condominium	33	3,828,746.99	2.14
Townhouse	28	2,199,949.04	1.23
Two-Four Family	7	1,244,947.83	0.69
Manufactured Housing	16	1,017,288.33	0.57
Total	1,647	179,223,043.31	100.00